============================
                                                       THE LIPPER FUNDS, INC.
                                                    ============================
                                                    LIPPER HIGH INCOME BOND FUND





                                  Annual Report
                                  ==============================================
                                                               December 31, 1997

                                =================
                                TABLE OF CONTENTS
                                =================

                    Shareholder's Letter ..............   1-3

                    Portfolio of Investments ..........   4-9

                    Statement of Assets and Liabilities    10

                    Statement of Operations ...........    11

                    Statement of Changes in Net Assets     12

                    Financial Highlights ..............    13

                    Notes to Financial Statements ..... 14-16

                    Report of Independent Accountants .    17

                    Tax Information ...................    17

LIPPER FUNDS, INC.                                                 ANNUAL REPORT
THE LIPPER HIGH INCOME BOND FUND                               December 31, 1997

Dear Shareholder:

     We are pleased to present the Annual Report for The Lipper High Income Bond Fund for the year ended December 31, 1997. The Lipper High Income Bond Fund is one of three investment portfolios--along with The Lipper U.S. Equity Fund and The Prime Lipper Europe Equity Fund--which comprise The Lipper Funds, Inc. Each of The Lipper Funds is made available to individual, institutional and group retirement plan investors through a separate class of shares. This report presents the financial statements and performance review of The Lipper High Income Bond Fund for the year ended December 31, 1997.

                        PERFORMANCE AND PORTFOLIO REVIEW

     Performance as discussed below reflects the performance of the Fund's Premier class of shares. Performance for the Fund's Retail and Group Retirement Plan Shares (illustrated on page 3) differs from Premier Shares performance due to the different inception dates and the higher class specific expenses associated with the Retail and Group Retirement Plan classes of shares.

THE LIPPER HIGH INCOME BOND FUND

     The High Income Bond Fund seeks high current income by investing in a diversified portfolio of quality, high yield, intermediate-term bonds rated BBB to B at the time of investment. The Fund seeks to simultaneously manage risk through in-depth credit analysis and portfolio diversification, and by focusing its investments in short-to-intermediate term maturities.

     The high yield bond market was impressive on all counts in 1997. Investors benefited from a number of factors including continued strength in the U.S. economy, a low inflation, low interest rate environment, and a record level of new high yield issues coming to market--factors which helped increase stability in the high yield market, as well as improve the economic fundamentals of the issuing companies. High yield bond prices also benefited from strong investor demand. Some investors crossed-over to high yield investments from investment grade issues in search of incremental yield. Alternatively, some investors sought refuge from the Asian crisis by moving their assets from riskier U.S. and foreign equity holdings into high yield investments.

     The Lipper High Income Bond Fund performed well in this environment, generating a total return for the year ended December 31, 1997 of 11.22% net of fees and expenses. The Fund performed well against its unmanaged benchmark index, the Lehman Intermediate BB Index, which generated an 11.25% return over the twelve month period. Given its more conservative investment approach, the Fund slightly underperformed the average return of 13.07% for the twelve month period for all intermediate-term high yield funds tracked by Morningstar, Inc. For example, unlike its more aggressive peers, the Fund limits its exposure to any particular sector and does not invest in emerging market securities--two factors which boosted the returns of other high yield funds during the year. Although this approach may limit the Fund's return under optimal market conditions such as those witnessed in 1997, Lipper remains dedicated to superior long-term results which we believe are best achieved by adhering to a rigorous and consistently applied investment strategy designed to generate positive results and protect principal under various market conditions.

     During the year, The Lipper High Income Bond Fund benefited from a number of factors including price appreciation resulting from several credit upgrades, merger activity associated with particular holdings, and in more general terms, from the improved earnings and credit outlook related to the strength of the overall economy. The Fund also benefited from its participation in a number of the quality new issues which came to market.

     In October, as with virtually all markets worldwide--the high yield market came under some pressure in reaction to the Asian economic and financial crisis as investors became concerned about how the crisis would affect corporate earnings. The high yield market was quick to recover, however, as investors refocused on the strong condition of the U.S. economy and continued growth of corporate earnings. Given its focus on quality issues, shorter maturities and lack of international exposure, The Lipper High Income Bond Fund fared well in this difficult market environment, declining by less than 0.15% for the month of October--compared to more than double that for most high yield mutual funds during the same period.

     Over the course of the year, the Fund's investments were highly diversified across approximately 90 securities, representing over 25 industries. During the 12-month period, the portfolio's weighted average coupon was approximately 9.5%. Duration was maintained on the shorter end of the spectrum at approximately 3.25, and the average credit quality of the portfolio was maintained at BB-.

     The Fund's cash flow from maturing and called issues, which exceeded 20% of assets during the year, was reinvested primarily in seasoned, liquid high yield issues. The portfolio manager focused on well-positioned companies with improving cash flow which he believes offer better returns than the average high yield issue. In addition, the Fund selectively invested in several of the new high yield issues which came to market in 1997.

     In 1998, the Fund will continue to pursue its investment strategy of adding value by investing and trading issues which, based upon internal analysis, offer attractive yields compared to their official credit rating or market perceptions. We expect to maintain the portfolio's duration on the shorter end of the maturity spectrum which currently offers greater value than longer dated paper. The Fund will also continue to increase its exposure to select, well-positioned companies within a number of industries which have recently come under pressure.

     Our outlook for The High Income Bond Fund is positive. Domestic economic growth should remain moderate and inflationary pressures benign, making U.S. bond yields attractive relative to inflation. Given the low interest rate environment and strong economy, demand for high yield issues continues to remain high into early 1998, and cash flowing into high yield mutual funds is strong.

     We hope you find the enclosed report informative. We very much appreciate your participation in The Lipper Funds, Inc.

                                            Sincerely,


                                            /s/ Kenneth Lipper
                                            ------------------------------------
                                            KENNETH LIPPER
                                            President and Chairman of the Board

                  The Lipper High Income Bond Fund Performance

                          Average Annual Total Return*
                       For Periods Ended December 31, 1997

                                                               Since
                                            1 Year   5 Year  Inception*
                                            ------   ------  ----------

          Premier Shares                    11.22%   10.14%   10.38%
          Retail Shares                     10.97%   10.06%   10.30%
          Group Retirement Plan Shares      10.96%   10.05%   10.29%

                 LIPPER HIGH INCOME BOND FUND--PREMIER SHARES*+
               Comparison of a $10,000 Investment in the Fund with
                        the Lehman Intermediate BB Index
                            PERIODS ENDED DECEMBER 31


                  [GRAPHICAL REPRESENTATION OF MOUNTAIN CHART]


     + The minimum investment for Premier Shares is $1,000,000.

     Past performance is not indicative of future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

     * This chart illustrates comparative performance of $10,000 invested in Premier Shares of The Lipper High Income Bond Fund with the Lehman Intermediate BB Bond Index. The performance information presented reflects performance of a predecessor partnership for the period from commencement of the partnership's investment operations on February 1, 1992 through April 1, 1996. Also shown is the predecessor partnership's performance for the five year average annualized period and the performance of the Fund as a registered investment company, for the period April 1, 1996 through December 31, 1997. As a registered investment company under the Investment Company Act of 1940 ("the Act"), the Fund is subject to certain restrictions under the Act and the Internal Revenue Code ("the Code") to which its corresponding partnership was not subject. Had the partnership been registered under the Act and subject to the provisions of the Code, its investment performance may have been adversely affected.

     The Lipper High Income Bond Fund's Retail and Group Retirement Plan Shares were introduced on April 11, and April 12, 1996, respectively. Performance information presented for the Retail and Group Retirement Plan Shares prior to their introduction dates reflects the performance of the Fund's Premier Shares which are not subject to the shareholder servicing or distribution fees borne by these classes of shares. The Fund's performance assumes the reinvestment of all dividends and distributions. Fee waivers and reimbursements are currently in effect for the Fund without which total returns would have been lower.

     The comparative Lehman Intermediate BB Index has not been adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Fund's performance. The fees, if reflected, would reduce the performance. The comparative index has been adjusted to reflect reinvestment of dividends and disbursements on securities in the index.

     The Lehman Intermediate BB Index is an unmanaged index comprised of intermediate-term, bonds. Please note that one cannot directly invest in an unmanaged index.

                          LIPPER HIGH INCOME BOND FUND
                            PORTFOLIO OF INVESTMENTS
                                DECEMBER 31, 1997

                                                             FACE
                                                            AMOUNT      VALUE+
                                                         ----------   ----------

CORPORATE BONDS (89.4%)
AEROSPACE (2.1%)
   Sequa Corp.
    9.625%, 10/15/99 .................................   $1,850,000   $1,919,375
                                                                      ----------
AUTO MANUFACTURING & RELATED (2.2%)
   Delco Remy International, Inc.
    8.625%, 12/15/07 .................................      250,000      254,375
   HawkCorp
    10.25%, 12/01/03 .................................      650,000      695,500
   Hayes Wheels International, Inc.
    11.00%, 07/15/06 .................................    1,000,000    1,080,000
                                                                      ----------
                                                                       2,029,875
                                                                      ----------
BEVERAGES & BOTTLING (0.7%)
   Delta Beverage Group
    9.75%, 12/15/03 ..................................      650,000      682,500
                                                                      ----------
CABLE (2.0%)
   Adelphia Communications
    9.25%, 10/01/02 ..................................      500,000      511,875
   Fundy Cable Ltd.
    11.00%, 11/15/05 .................................      750,000      808,125
   Videotron Ltd.
    10.25%, 10/15/02 .................................      500,000      530,625
                                                                      ----------
                                                                       1,850,625
                                                                      ----------
CAPITAL GOODS, EQUIPMENT & OTHER MANUFACTURING (4.5%)
   American Standard
    9.875%, 06/01/01 .................................      250,000      261,250
   Amtrol, Inc.
    10.625%, 12/31/06 ................................    1,000,000    1,035,000
   Communications & Power Industries, Series B
    12.00%, 08/01/05 .................................      625,000      703,125
   International Knife & Saw, Inc.
    11.375%, 11/15/06 ................................    1,500,000    1,627,500
   Specialty Equipment Company
    11.375%, 12/01/03 ................................      500,000      543,750
                                                                      ----------
                                                                       4,170,625
                                                                      ----------
CHEMICALS (0.6%)
   Sifto Canada, Inc.
    8.50%, 07/15/00 ..................................      500,000      522,500
                                                                      ----------
COMMERCIAL SERVICES (2.9%)
   Cort Furniture Rental
    12.00%, 09/01/00 .................................      800,000      884,000
   Host Mar Travel Plaza, Class B
    9.50%, 05/15/05 ..................................      750,000      800,625
   Rose Hills Company
    9.50%, 11/15/04 ..................................    1,000,000    1,045,000
                                                                      ----------
                                                                       2,729,625
                                                                      ----------

    The accompanying notes are an integral part of the financial statements.

                          LIPPER HIGH INCOME BOND FUND
                      PORTFOLIO OF INVESTMENTS--(CONTINUED)
                                DECEMBER 31, 1997

                                                         FACE
                                                        AMOUNT          VALUE+
                                                      ----------      ----------
CONSUMER PRODUCTS (3.9%)
   Coty, Inc.
    10.25%, 05/01/05 ...........................      $1,000,000      $1,055,000
   Herff Jones, Inc.
    11.00%, 08/15/05 ...........................       1,000,000       1,092,500
   Selmer Co., Inc.
    11.00%, 05/15/05 ...........................         500,000         552,500
   Syratech Corp.
    11.00%, 04/15/07 ...........................       1,000,000         935,000
                                                                      ----------
                                                                       3,635,000
                                                                      ----------
CONTAINER/PACKAGE MANUFACTURING (1.2%)
   Tekni-Plex, Inc.
    11.25%, 04/01/07 ...........................       1,000,000       1,082,500
                                                                      ----------
ENERGY (0.8%)
   AES Corp.
    8.375%, 08/15/07 ...........................         750,000         751,875
                                                                      ----------
ENTERTAINMENT (3.1%)
   AMF Group, Inc., Series B
    10.875%, 03/15/06 ..........................       1,000,000       1,100,000
   Premier Parks
    12.00%, 08/15/03 ...........................       1,625,000       1,811,875
                                                                      ----------
                                                                       2,911,875
                                                                      ----------
ENVIRONMENTAL SERVICES (1.2%)
   Allied Waste N.A.
    10.25%, 12/01/06 ...........................       1,000,000       1,102,500
                                                                      ----------
FINANCIAL INSTITUTIONS (5.0%)
   Aames Financial Corp.
    9.125%, 11/01/03 ...........................       1,250,000       1,231,250
   Americredit Corp.
    9.25%, 02/01/04 ............................       1,500,000       1,500,000
   DVI, Inc.
    9.875%, 02/01/04 ...........................       1,875,000       1,964,063
                                                                      ----------
                                                                       4,695,313
                                                                      ----------
FOOD & FOOD SERVICES (3.9%)
   Canandaigua Wine, Inc.
    8.75%, 12/15/03 ............................         875,000         896,875
   Carrols Corp.
    11.50%, 08/15/03 ...........................       1,500,000       1,597,500
   Keebler Corp.
    10.75%, 07/01/06 ...........................         375,000         423,750
   Rykoff Sexton, Inc.
    8.875%, 11/01/03 ...........................         750,000         778,125
                                                                      ----------
                                                                       3,696,250
                                                                      ----------

    The accompanying notes are an integral part of the financial statements.

                          LIPPER HIGH INCOME BOND FUND
                      PORTFOLIO OF INVESTMENTS--(CONTINUED)
                                DECEMBER 31, 1997

                                                         FACE
                                                        AMOUNT          VALUE+
                                                      ----------      ----------

HEALTHCARE SERVICES & RELATED (2.4%)
   Quorum Health Group, Inc.
    8.75%, 11/01/05 ..............................     $  650,000     $  673,563
   Universal Health Services, Inc.
    8.75%, 08/15/05 ..............................        500,000        528,750
   Vencor, Inc.
    8.625%, 07/15/07 .............................      1,000,000      1,002,500
                                                                      ----------
                                                                       2,204,813
                                                                      ----------
HOMEBUILDING & BUILDING MATERIALS (7.7%)
   Congoleum Corp.
    9.00%, 02/01/01 ..............................      1,500,000      1,530,000
   Del E. Webb
    9.75%, 03/01/03 ..............................        650,000        676,812
   Johns Manville International Group
    10.875%, 12/15/04 ............................        750,000        834,375
   Nortek, Inc.
    9.875%, 03/01/04 .............................      1,000,000      1,027,500
   Ryland Group
    10.50%, 07/15/02 .............................      1,000,000      1,055,000
   Toll Corp.
    9.50%, 03/15/03 ..............................        500,000        522,500
   Triangle Pacitic Corp.
    10.50%, 08/01/03 .............................      1,250,000      1,328,125
   U.S. Home Corp.
    8.88%, 08/15/07 ..............................        250,000        255,000
                                                                      ----------
                                                                       7,229,312
                                                                      ----------
HOTELS (2.2%)
   Orient Express Hotels, Inc.
    10.25%, 09/01/98 .............................        209,000        211,090
   Red Roof Inns, Inc.
    9.625%, 12/15/03 .............................      1,750,000      1,815,625
                                                                      ----------
                                                                       2,026,715
                                                                      ----------
MEDIA (2.1%)
   Heritage Media Corp.
    11.00%, 06/15/02 .............................      1,850,000      1,933,250
                                                                      ----------
METALS (2.8%)
   GS Technologies Operating Co.
    12.25%, 10/01/05 .............................      1,000,000      1,122,500
   Ivaco, Inc.
    11.50%, 09/15/05 .............................      1,400,000      1,519,000
                                                                      ----------
                                                                       2,641,500
                                                                      ----------
MULTIMEDIA (3.8%)
   Ackerly Communications, Inc.
    10.75%, 10/01/03 .............................      1,525,000      1,631,750
 ++ Lamar Advertising Co.
    9.625%, 12/01/06 .............................        750,000        811,875
   Outdoor Systems, Inc.
    9.375%, 10/15/06 .............................      1,000,000      1,070,000
                                                                      ----------
                                                                       3,513,625
                                                                      ----------

    The accompanying notes are an integral part of the financial statements.

                          LIPPER HIGH INCOME BOND FUND
                      PORTFOLIO OF INVESTMENTS--(CONTINUED)
                                DECEMBER 31, 1997

                                                        FACE
                                                       AMOUNT           VALUE+
                                                     ----------       ----------
OIL & GAS (9.8%)
   Coda Energy, Inc.
    10.50%, 04/01/06 .........................       $  750,000       $  813,750
   Ferrell Gas Inc.
    10.00%, 08/01/01 .........................        1,800,000        1,917,000
   Giant Industries
    9.75%, 11/15/03 ..........................        1,125,000        1,164,375
   Gulf Canada Resources Ltd.
    9.25%, 01/15/04 ..........................        1,000,000        1,055,930
   Nuevo Energy Co.
    9.50%, 04/15/06 ..........................          500,000          534,375
   Pride Petroleum Services, Inc.
    9.375%, 05/01/07 .........................          650,000          702,000
   United Meridan Corp.
    10.375%, 10/15/05 ........................        1,000,000        1,110,000
   Veritas DGC, Inc.
    9.75%, 10/15/03 ..........................        1,700,000        1,844,500
                                                                      ----------
                                                                       9,141,930
                                                                      ----------
PAPER & FOREST PRODUCTS (0.8%)
   U.S. Timberlands
    9.625%, 11/15/07 .........................          750,000          783,750
                                                                      ----------
PUBLISHING (2.2%)
   K-III Communications Corp.
    10.25%, 06/01/04 .........................        1,250,000        1,356,250
   Newsquest Capital plc
    11.00%, 05/01/06 .........................          600,000          676,500
                                                                      ----------
                                                                       2,032,750
                                                                      ----------
RETAILERS (6.2%)
   Ann Taylor Inc.
    8.75%, 06/15/00 ..........................        1,350,000        1,370,250
   Brylane
    10.00%, 09/01/03 .........................        2,000,000        2,132,500
   Leslie's Poolmart
    10.375%, 07/15/04 ........................        1,000,000        1,040,000
   Southland Corp.
    4.50%, 06/15/04 ..........................        1,000,000          810,000
   Southland Corp.
    5.00%, 12/15/03 ..........................          550,000          474,424
                                                                      ----------
                                                                       5,827,174
                                                                      ----------
TECHNOLOGY (4.0%)
   Amphenol Corp.
    9.875%, 05/15/07 .........................        1,000,000        1,070,000
   Clark-Schwebel, Inc.
    10.50%, 04/15/06 .........................          750,000          817,500
   Plantronics, Inc.
    10.00%, 01/15/01 .........................        1,825,000        1,898,000
                                                                      ----------
                                                                       3,785,500
                                                                      ----------


    The accompanying notes are an integral part of the financial statements.

                          LIPPER HIGH INCOME BOND FUND
                      PORTFOLIO OF INVESTMENTS--(CONTINUED)
                                DECEMBER 31, 1997

                                                         FACE
                                                        AMOUNT          VALUE+
                                                     -----------     -----------
TELECOMMUNICATIONS (1.7%)
 ++ Globalstar LP
    10.75%, 11/01/04 ...........................     $   500,000     $   488,750
   Iridium LLC/Capital Corp.
    14.00%, 07/15/05 ...........................       1,000,000       1,092,500
                                                                      ----------
                                                                       1,581,250
                                                                      ----------
TEXTILE/APPAREL MANUFACTURING (5.6%)
   Dan River Inc.
    10.125%, 12/15/03 ..........................         500,000         533,750
   Dominion Textile, Inc.
    8.875%, 11/01/03 ...........................         675,000         718,875
 ++ Glenoit Corp.
    11.00%, 04/15/07 ...........................       1,000,000       1,080,000
   Interface, Inc., Series B
    9.50%, 11/15/05 ............................         250,000         270,000
   Pillowtex Corp.
    10.00%, 11/15/06 ...........................       1,000,000       1,075,000
   Tultex Corp.
    10.625%, 03/15/05 ..........................         500,000         520,000
   Westpoint Stevens, Inc.
    9.375%, 12/15/05 ...........................       1,000,000       1,055,000
                                                                      ----------
                                                                       5,252,625
                                                                      ----------
TRANSPORTATION (4.0%)
   Ameritruck Distribution Corp., Series B
    12.25%, 11/15/05 ...........................       1,000,000         995,000
   Continental Airlines, Inc.
    9.50%, 12/15/01 ............................         750,000         791,250
   Sea Containers Ltd.
    9.50%, 07/01/03 ............................         750,000         783,750
   Sea Containers Ltd., Series A
    12.50%, 12/01/04 ...........................       1,000,000       1,132,500
                                                                      ----------
                                                                       3,702,500
                                                                      ----------
TOTAL CORPORATE BONDS (COST $82,701,822) .......                      83,437,132
                                                                      ----------
CONVERTIBLE BONDS (3.8%)
AUTO MANUFACTURING & RELATED (0.7%)
   Exide Corp.
    2.90%, 12/15/05 ............................       1,000,000         669,720
                                                                      ----------
COMMERCIAL SERVICES (1.2%)
   Danka Business
    6.75%, 04/01/02 ............................       1,200,000       1,073,976
                                                                      ----------
HEALTHCARE SERVICES & RELATED (1.5%)
   Novacare, Inc.
    5.50%, 01/15/00 ............................       1,500,000       1,418,430
                                                                      ----------
RETAILERS (0.4%)
   Nine West Group
    5.50%, 07/15/03 ............................         500,000         406,795
                                                                      ----------
TOTAL CONVERTIBLE BONDS (COST $2,056,154) ......                       3,568,921
                                                                      ----------

    The accompanying notes are an integral part of the financial statements.

                          LIPPER HIGH INCOME BOND FUND
                      PORTFOLIO OF INVESTMENTS--(CONTINUED)
                                DECEMBER 31, 1997

                                                         FACE
                                                        AMOUNT         VALUE+
                                                     ------------   ------------
SHORT-TERM INVESTMENT (6.0%)
REPURCHASE AGREEMENTS (6.0%)
   Chase Securities, Inc., 5.95%, dated
   12/31/97, due 1/02/98, to  be repurchased
   at $5,617,856, collateralized by $5,675,000
   U.S. Treasury Note, 5.625%, due 02/15/06,
   valued at $5,733,523 (COST $5,616,000) ........    $ 5,616,000    $ 5,616,000
                                                                     -----------
TOTAL INVESTMENTS (99.2%) (COST $90,373,976) .....                    92,622,053
NET OTHER ASSETS AND LIABILITIES (0.8%) ..........                       744,106
                                                                     -----------
NET ASSETS (100%) ................................                   $93,366,159
                                                                     -----------
----------

+    See Note A to Financial Statements.

++   144A Security. Certain conditions for public sale may exist.


    The accompanying notes are an integral part of the financial statements.

                          LIPPER HIGH INCOME BOND FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 1997

ASSETS:
 Investments, at value (Cost $90,373,976) (Note A) .............     $92,622,053
 Cash ..........................................................             924
 Interest Receivable ...........................................       2,023,829
 Deferred Organization Costs (Note A) ..........................          61,065
 Prepaid Assets ................................................           9,329
                                                                     -----------
    TOTAL ASSETS ...............................................      94,717,200
                                                                     -----------
LIABILITIES:
 Dividends Payable--Premier Shares .............................         390,354
 Dividends Payable--Retail Shares ..............................          18,425
 Payable for Investments Purchased .............................         765,904
 Custodian Fees Payable ........................................           5,672
 Investment Advisory Fees Payable (Note B) .....................          51,318
 Administrative Fees Payable (Note C) ..........................          26,773
 Directors' Fees Payable (Note D) ..............................           5,765
 Distribution Fees Payable - Retail Shares (Note E) ............           6,461
 Shareholder Servicing Fees Payable - Group
  Retirement Plan Shares (Note E) ..............................           9,900
 Other Liabilities .............................................          70,469
                                                                     -----------
    TOTAL LIABILITIES ..........................................       1,351,041
                                                                     -----------
NET ASSETS .....................................................     $93,366,159
                                                                     ===========
NET ASSETS CONSIST OF:
 Paid in Capital ...............................................     $90,807,563
 Accumulated Net Realized Gain .................................         310,519
 Unrealized Appreciation on Investments ........................       2,248,077
                                                                     -----------
                                                                     $93,366,159
                                                                     ===========
PREMIER SHARES:
 Net Assets ....................................................     $85,151,354
 Shares Issued and Outstanding ($.001 par value)
  (Authorized 3,333,333,333) ...................................       8,419,839
 Net Asset Value, Offering and Redemption Price Per Share ......     $     10.11
                                                                     ===========
RETAIL SHARES:
 Net Assets ....................................................     $ 4,697,061
 Shares Issued and Outstanding ($.001 par value)
  (Authorized 3,333,333,333) ...................................         464,774
 Net Asset Value, Offering and Redemption Price Per Share ......     $     10.11
                                                                     ===========
GROUP RETIREMENT PLAN SHARES:
 Net Assets ....................................................     $ 3,517,744
 Shares Issued and Outstanding ($.001 par value)
  (Authorized 3,333,333,333) ...................................         348,101
 Net Asset Value, Offering and Redemption Price Per Share ......     $     10.11
                                                                     ===========


    The accompanying notes are an integral part of the financial statements.

                          LIPPER HIGH INCOME BOND FUND
                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997

INVESTMENT INCOME
 Interest .....................................                     $ 9,953,668
                                                                    -----------
EXPENSES
 Investment Advisory Fees (Note B)
  Basic Fee ...................................    $    779,370
  Less: Fee Waived ............................        (170,854)        608,516
                                                   ------------
 Administrative Fees (Note C) .................                         245,328
 Directors' Fees (Note D) .....................                          19,965
 Distribution Fees - Retail Shares (Note E) ...                           6,323
 Shareholder Servicing Fees - Group
    Retirement Plan Shares (Note E) ...........                           7,156
 Professional Fees ............................                          61,863
 Custodian Fees ...............................                          21,720
 Registration and Filing Fees .................                          20,696
 Amortization of Organization Costs
    (Note A) ..................................                          18,569
 Other Expenses ...............................                          43,213
                                                                    -----------
      Total Expenses ..........................                       1,053,349
                                                                    -----------
      NET INVESTMENT INCOME ...................                       8,900,319
                                                                    -----------
NET REALIZED GAIN FROM:
 Investments sold ............................                        2,631,435
                                                                    -----------
NET CHANGE IN UNREALIZED
   APPRECIATION/DEPRECIATION:
 Investments ..................................                        (295,674)
                                                                    -----------
TOTAL REALIZED GAIN AND NET CHANGE IN
 UNREALIZED APPRECIATION/DEPRECIATION .........                       2,335,761
                                                                    -----------
NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS .................................                     $11,236,080
                                                                    ===========

    The accompanying notes are an integral part of the financial statements.

                          LIPPER HIGH INCOME BOND FUND
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                  FOR THE PERIOD
                                                                  APRIL 1, 1996*
                                                   YEAR ENDED        THROUGH
                                                  DECEMBER 31,     DECEMBER 31,
                                                      1997            1996
                                                 -------------    -------------

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS:
 Net Investment Income .......................   $   8,900,319    $   6,542,947
 Net Realized Gain ...........................       2,631,435          349,656
 Net Change in Unrealized
    Appreciation/Depreciation ................        (295,674)       2,206,383
                                                 -------------    -------------
     Net Increase in Net Assets Resulting
      from Operations ........................      11,236,080        9,098,986
                                                 -------------    -------------
DISTRIBUTIONS:
PREMIER SHARES:
 From net investment income ..................      (8,415,284)      (6,418,067)
 From net realized gains .....................      (2,140,829)        (336,936)
RETAIL SHARES:
 From net investment income ..................        (228,895)         (33,219)
 From net realized gains .....................        (120,871)          (2,731)
GROUP RETIREMENT PLAN SHARES:
 From net investment income ..................        (248,840)        (105,226)
 From net realized gains .....................         (88,296)          (7,194)
                                                 -------------    -------------
     Total Distributions .....................     (11,243,015)      (6,903,373)
                                                 -------------    -------------
CAPITAL SHARE TRANSACTIONS (NOTES G AND H):
PREMIER SHARES:
 Issued--Regular .............................      22,290,649       51,337,878
    --Distributions Reinvested ...............       8,673,740        6,181,966
    --Contribution from Partnership ..........            --         74,518,244
 Redeemed ....................................     (48,895,579)     (31,229,026)
                                                 -------------    -------------
    Net Increase (Decrease) in Premier
       Shares Transactions ...................     (17,931,190)     100,809,062
                                                 -------------    -------------
RETAIL SHARES:
 Issued--Regular .............................       3,993,908          859,030
    --Distributions Reinvested ...............         292,126           19,312
 Redeemed ....................................        (327,954)         (47,408)
                                                 -------------    -------------
    Net Increase in Retail Shares
       Transactions ..........................       3,958,080          830,934
                                                 -------------    -------------
GROUP RETIREMENT PLAN SHARES:
 Issued--Regular .............................       1,773,908        2,040,052
    --Distributions Reinvested ...............         337,135          112,419
 Redeemed ....................................        (752,919)            --
                                                 -------------    -------------
    Net Increase in Group Retirement Plan
       Shares Transactions ...................       1,358,124        2,152,471
                                                 -------------    -------------
Net Increase (Decrease) in Net Assets
   From Capital Share Transactions ...........     (12,614,986)     103,792,467
                                                 -------------    -------------
     TOTAL INCREASE (DECREASE) ...............     (12,621,921)     105,988,080
                                                 -------------    -------------
NET ASSETS:
 Beginning of Period .........................     105,988,080             --
                                                 -------------    -------------
 End of Period (A) ...........................   $  93,366,159    $ 105,988,080
(A) Includes undistributed net investment
     income ..................................   $        --      $         416
                                                 =============    =============
----------

  * Commencement of Operations.





    The accompanying notes are an integral part of the financial statements.

                          LIPPER HIGH INCOME BOND FUND
                              FINANCIAL HIGHLIGHTS
                        SELECTED PER SHARE DATA & RATIOS
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                                                          GROUP         GROUP
                                                   PREMIER      PREMIER       RETAIL         RETAIL     RETIREMENT    RETIREMENT
                                                   SHARES        SHARES       SHARES         SHARES     PLAN SHARES   PLAN SHARES
                                                 -----------  ------------  ------------  ------------  ------------  ------------
                                                    YEAR        APRIL 1,       YEAR         APRIL 11,      YEAR         APRIL 12,
                                                    ENDED      1996** TO       ENDED       1996*** TO      ENDED       1996*** TO
                                                 DECEMBER 31, DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                                    1997         1996          1997          1996          1997          1996
                                                 -----------  ------------  ------------  ------------  ------------  ------------
NET ASSET VALUE, BEGINNING OF PERIOD .......      $ 10.18      $  10.00       $10.18        $ 9.91        $10.18        $ 9.93
                                                  -------      --------       ------        ------        ------        ------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (1) ..................         0.91          0.68         0.84          0.62          0.85          0.62
 Net Realized and Unrealized Gain on
  Investments ..............................         0.19          0.21         0.23          0.34          0.22          0.32
                                                  -------      --------       ------        ------        ------        ------
    Total From Investment Operations .......         1.10          0.89         1.07          0.96          1.07          0.94
                                                  -------      --------       ------        ------        ------        ------
DISTRIBUTIONS:
 Net Investment Income .....................        (0.91)        (0.68)       (0.88)        (0.66)        (0.88)        (0.66)
 Net Realized Gain .........................        (0.26)        (0.03)       (0.26)        (0.03)        (0.26)        (0.03)
                                                  -------      --------       ------        ------        ------        ------
    Total Distributions ....................        (1.17)        (0.71)       (1.14)        (0.69)        (1.14)        (0.69)
                                                  -------      --------       ------        ------        ------        ------
NET ASSET VALUE, END OF PERIOD .............      $ 10.11      $  10.18       $10.11        $10.18        $10.11        $10.18
                                                  =======      ========       ======        ======        ======        ======
TOTAL RETURN(2) ............................        11.22%         9.23%       10.97%        10.04%        10.96%         9.78%
                                                  =======      ========       ======        ======        ======        ======
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's) ..........      $85,151      $102,945       $4,697        $  845        $3,518        $2,198
Ratios After Expense Waiver and/or
 Reimbursement:
  Expenses to Average Net Assets ...........         1.00%         1.00%*       1.25%         1.25%*        1.25%         1.25%*
  Net Investment Income to Average
   Net Assets ..............................         8.58%         9.01%*       8.31%         8.95%*        8.32%         8.91%*
Ratios Before Expense Waiver and/or
 Reimbursement:
  Expenses to Average Net Assets ...........         1.16%         1.27%*       1.41%         1.59%*        1.41%         1.55%*
  Net Investment Income to Average
   Net Assets ..............................         8.42%         8.74%*       8.15%         8.61%*        8.16%         8.61%*
Portfolio Turnover Rate ....................          105%           74%         105%         74%          105%           74%


----------

  *  Annualized

 **  Commencement of Fund operations

***  Initial offering of shares by the Fund

(1) The effect to net investment income per share of voluntarily waived fees and reimbursed expenses were:

                                                    YEAR ENDED    PERIOD ENDED
                                                   DECEMBER 31,   DECEMBER 31,
                                                       1997           1996
                                                   ------------   ------------
Premier Shares .................................      $0.02          $0.02
Retail Shares ..................................      $0.02          $0.02
Group Retirement Plan Shares ...................      $0.02          $0.02

(2) Total return would have been lower had the Adviser not waived or reimbursed certain expenses during the periods shown. Total returns for periods of less than one year are not annualized.


    The accompanying notes are an integral part of the financial statements.

                          LIPPER HIGH INCOME BOND FUND
                          NOTES TO FINANCIAL STATEMENTS

     The Lipper Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940 as an open-end management investment company and was incorporated on August 22, 1995. As of December 31, 1997 the Company was comprised of three diversified portfolios: Lipper High Income Bond Fund, Lipper U.S. Equity Fund, and Prime Lipper Europe Equity Fund. These financial statements pertain to Lipper High Income Bond Fund only. The financial statements of the remaining Funds are presented separately. The Company offers the shares of each Fund in three classes: Premier Shares, Retail Shares and Group Retirement Plan Shares. The Lipper High Income Bond Fund (the "Fund") was funded as a registered investment company on April 1, 1996 with a contribution of securities from a corresponding limited partnership (see Note G).

     The Lipper High Income Bond Fund seeks high current income by investing primarily in high yield securities with maturities of less than 10 years.

A. SIGNIFICANT ACCOUNTING POLICIES. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

     1. SECURITY VALUATION: Fixed income securities are stated on the basis of valuations provided by brokers and/or a pricing service which uses information with respect to transactions in fixed income securities, quotations from dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

     2. FEDERAL INCOME TAXES: It is the Fund's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

     At December 31, 1997 the cost of investments and unrealized appreciation (depreciation) of investments for Federal income tax purposes were:

                                                                       NET
         COST            APPRECIATION      (DEPRECIATION)         APPRECIATION
         ----            ------------      --------------         ------------
     $90,388,797          $2,520,986          $(287,730)           $2,233,256

     3. DISTRIBUTIONS TO SHAREHOLDERS: The Fund intends to distribute substantially all of its net investment income monthly. Net realized capital gains, if any, will be distributed at least annually by the Fund. All distributions are recorded on the ex-dividend date.

     Income and capital gains distributions are determined in accordance with U.S. Federal income tax regulations which may differ from generally accepted accounting principles. Those differences are primarily due to differing book and tax treatments for deferred organization costs and losses due to wash sales transactions.

     Permanent book and tax differences between U.S. federal income tax regulations and generally accepted accounting principles may result in reclassifications to undistributed net investment income (loss), undistributed realized net gain (loss) and paid in capital.

     4. ORGANIZATION COSTS: Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

     5. OTHER: Securities transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are

                          LIPPER HIGH INCOME BOND FUND
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

amortized according to the effective yield method over their respective lives. Expenses of the Company, which are not directly attributable to a Fund, are allocated among the Funds based on their relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. ADVISORY SERVICES: Lipper & Company, L.L.C. (the "Adviser") serves as the investment adviser to the Fund. Under the terms of the Investment Advisory Agreement (the "Agreement"), the Adviser provides investment advisory services for a fee calculated at an annual rate of 0.75% of the Fund's average daily net assets. From time to time, the Adviser may voluntarily waive, for a period of time, all or a portion of the fee to which it is entitled under its Agreement with the Fund. Until further notice, the Adviser has agreed to voluntarily waive fees and reimburse expenses to the extent necessary to maintain an annual operating expense ratio to net assets of not more than the following:

                                                              GROUP
      PREMIER SHARES          RETAIL SHARES           RETIREMENT PLAN SHARES
      --------------          -------------           ----------------------
          1.00%                    1.25%                      1.25%

C. ADMINISTRATIVE SERVICES: Chase Global Funds Services Company, a wholly owned subsidiary of The Chase Manhattan Bank ("Chase"), serves as the Company's administrator (the "Administrator") pursuant to an Administrative Agreement. Under the Administrative Agreement, the Administrator provides administrative, fund accounting, dividend disbursing and transfer agent services to the Company. As compensation for its services, the Company pays the Administrator a monthly fee at the annual rate of 0.20% of the Company's average daily net assets up to and including $200 million; 0.10% of the Company's average daily net assets in excess of $200 million up to and including $400 million and 0.05% of the Company's average daily net assets in excess of $400 million. The Fund is subject to a minimum annual fee of $70,000 per year. Under a separate agreement, Chase also acts as the Company's custodian for the Fund's assets.

D. DIRECTORS' FEES: The Company pays each Director who is not a director, officer or employee of the Adviser or any of its affiliates, a fee of $8,000 per annum plus $500 per quarterly meeting attended and reimbursements for expenses incurred in attending Board meetings.

E. DISTRIBUTION SERVICES: Lipper & Company, L.P., an affiliate of the Adviser, serves as the Company's distributor (the "Distributor"). The Distributor is entitled to receive an annual distribution fee payable from the net assets of the Fund's Retail Shares of up to 0.25% of the average daily net assets of such Fund's Retail Shares. The Company has entered into shareholder servicing agreements with respect to the Fund's Group Retirement Plan Shares. Under such servicing agreements, each servicing agent will be entitled to receive from the net assets of the Fund's Group Retirement Plan Shares, an annual servicing fee of up to 0.25% of the average daily net assets of such Fund's Group Retirement Plan Shares for certain support services which supplement the services provided by the Company's administrator and transfer agent.

F. PURCHASES AND SALES: For the year ended December 31, 1997, the cost of purchases and proceeds of sales for investment securities other than long-term U.S. Government and short-term securities were:

                    PURCHASES                         SALES
                   -----------                    ------------
                   $99,217,258                    $110,537,241

     There were no purchases or sales long-term of U.S. Government securities.

G. LIMITED PARTNERSHIP TRANSFER: The Fund was formed as a successor investment vehicle for a limited partnership (a "Partnership") for which Lipper & Company, L.P., an affiliate of the Adviser acted as general partner and investment adviser since inception. On April 1, 1996, the Fund exchanged Premier Shares for portfolio securities of the Partnership (the "Transfer"). Premier Shares issued by the Fund in the Transfer were issued at the net asset value of Premier Shares prior to the Transfer. Premier Shares received in the Transfer have been distributed to the Partnership's limited partners who elected to participate in the Transfer. Securities valued at $74,518,234 at the

                         LIPPER HIGH INCOME BOND FUND
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

date of Transfer with unrealized appreciation of $337,368 were contributed to the Fund on a tax-free basis. To the extent that the Fund acquired securities in the Transfer that had appreciated in value from the date originally acquired by its corresponding Partnership, the Transfer may have adverse tax consequences to investors who subsequently acquire shares of the Fund.

H. OTHER: Capital share transactions for the Fund, by class of shares, were as follows:

                                                      YEARS ENDED DECEMBER 31,
                                                    ---------------------------
                                                       1997             1996
                                                    ---------        ----------
PREMIER SHARES (1):
Issued--Regular ............................        2,177,661         5,168,834
    Distributions Reinvested ...............          847,370           616,706
    Contribution from Partnerships .........             --           7,451,824
Redeemed ...................................       (4,718,897)       (3,123,659)
                                                    ---------        ----------
Net Increase (Decrease) ....................       (1,693,866)       10,113,705
                                                    ---------        ----------
RETAIL SHARES (2):
Issued--Regular ............................          385,019            85,832
    Distributions Reinvested ...............           28,585             1,913
Redeemed ...................................          (31,845)           (4,730)
                                                    ---------        ----------
Net Increase ...............................          381,759            83,015
                                                    ---------        ----------
GROUP RETIREMENT PLAN SHARES (3):
Issued--Regular ............................          171,458           204,841
    Distributions Reinvested ...............           32,968            11,177
Redeemed ...................................          (72,343)             --
                                                    ---------        ----------
Net Increase ...............................          132,083           216,018
                                                    ---------        ----------
----------
1.   Initial offering of Premier Shares commenced on April 1, 1996.

2.   Initial offering of Retail Shares commenced on April 11, 1996.

3.   Initial offering of Group Retirement Plan Shares commenced on April 12,
     1996.

I. OTHER: At December 31, 1997, the percentage of total shares outstanding held by record shareholders owning 10% or greater of the aggregate total shares for the Fund was as follows:

                      NO. OF                          %
                   SHAREHOLDERS                   OWNERSHIP
                   ------------                   ---------
                        2                           23.31%

     The Fund currently invests in high yield lower grade debt. The market values of these higher yielding debt securities tend to be more sensitive to economic conditions and individual corporate developments than do higher rated securities.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of Lipper High Income Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Lipper High Income Bond Fund (one of the Funds constituting The Lipper Funds, Inc., hereafter referred to as the "Fund") at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for the year then ended and for the period April 1, 1996 (commencement of operations) through December 31, 1996 and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers and the application of a alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York
February 13, 1998

================================================================================

                         FEDERAL INCOME TAX INFORMATION
                                   (UNAUDITED)

     Lipper High Income Bond Fund, hereby designates $31,412 as 28% and $524,116 as 20% long-term capital gain dividends for the purpose of the dividend paid deduction on the Fund's Federal income tax return.

 BOARD OF DIRECTORS                 KENNETH LIPPER
                                    Director, President and Chairman

                                    STANLEY BREZENOFF
                                    Director

                                    MARTIN MALTZ
                                    Director

                                    IRWIN RUSSELL
                                    Director

 INVESTMENT ADVISER                 Lipper & Company, L.L.C.
                                    101 Park Avenue, 6th floor
                                    New York, NY 10178
                                    (212) 883-6333

 ADMINISTRATOR AND                  Chase Global Funds Services Company
  TRANSFER AGENT                    73 Tremont Street, 9th floor
                                    Boston, MA 02108
                                    1-800-LIPPER9

 CUSTODIAN                          The Chase Manhattan Bank
                                    770 Broadway
                                    New York, NY 10003

 LEGAL COUNSEL                      Simpson Thacher & Bartlett
                                    425 Lexington Avenue
                                    New York, NY 10017

 INDEPENDENT ACCOUNTANTS            Price Waterhouse LLP
                                    1177 Avenue of the Americas
                                    New York, NY 10036

                                                     ===========================
                                                        THE LIPPER FUNDS, INC.
                                                     ===========================


                                                         LIPPER U.S. EQUITY FUND









Annual Report
================================================================================
                                                               December 31, 1997

                             =====================
                                TABLE OF CONTENTS
                             =====================



       Shareholder's Letter ....................................    1-3

       Portfolio of Investments ................................      4

       Statement of Assets and Liabilities .....................      5

       Statement of Operations .................................      6

       Statement of Changes in Net Assets ......................      7

       Financial Highlights ....................................      8

       Notes to Financial Statements ...........................   9-11

       Report of Independent Accountants .......................     12

       Tax Information .........................................     12

THE LIPPER FUNDS, INC.                                             ANNUAL REPORT
THE LIPPER U.S. EQUITY FUND                                    December 31, 1997

Dear Shareholder:

     We are pleased to present the Annual Report for The Lipper U.S. Equity Fund for the year ended December 31, 1997. The Lipper U.S. Equity Fund is one of three investment portfolios--along with The Lipper High Income Bond Fund and The Prime Lipper Europe Equity Fund--which comprise The Lipper Funds, Inc. Each of the Lipper Funds is made available to individual, institutional and group retirement plan investors through a separate class of shares. This report presents the financial statements and performance review for The Lipper U.S. Equity Fund for the year ended December 31, 1997.

                        PERFORMANCE AND PORTFOLIO REVIEW

     Performance as discussed below reflects the performance of the Fund's Premier class of shares. Performance for the Fund's Retail and Group Retirement Plan Shares (illustrated on page 3) differs from Premier Share performance due to different inception dates and the higher class specific expenses associated with the Retail and Group Retirement Plan classes of shares.

THE LIPPER U.S. EQUITY FUND

     U.S. equity investors experienced yet another incredible year in 1997. Few investors expected to see another year of impressive gains, especially following two prior years of double digit gains. However, despite several setbacks, the U.S. equity markets continued on an upward spiral, with the S&P 500 Index increasing 33.36%. In general, large capitalization stocks outperformed small stocks for the fourth straight year in a row, with the largest, most liquid stocks being rewarded the most.

     The Lipper U.S. Equity Fund employs a value-oriented investment strategy seeking long-term capital appreciation by investing primarily in large capitalization U.S. equities which are believed to be selling at substantially below their true economic values. The Fund performed fairly well during the twelve month period ended December 31, 1997--generating a total return of 18.96% net of all fees and expenses. For comparison purposes the average return of all domestic equity funds tracked by Morningstar, Inc. was 24.35% over the same period.

     U.S. stock prices were propelled to new highs in early 1997, fueled by nearly full employment, record high consumer confidence and low inflation. Despite several setbacks, continued growth in corporate profits, declining interest rates, and continued money flows into stock mutual funds kept the market rising throughout most of the year.

     Given the record valuation levels, the U.S. markets experienced increased price volatility during the year. Computer and technology stock prices, which came under pressure early in the year, rebounded during the second half as the earnings outlook for select companies improved. In late October, news of the Asian financial crisis surfaced, affecting the equity markets on a global basis--leading to the largest point decline in the U.S. equity markets (although not the largest percentage decline). The U.S. market, however, quickly rebounded but has since led some investors to a flight to quality and has created an even greater focus on corporate earnings and resulting valuations going into 1998.

     In 1997, The Lipper U.S. Equity Fund benefited from its focus on well-positioned companies within the financial services, telecommunications, and technology sectors. Given the continued rise in equity prices, several of the Fund's holdings were sold during the year, as they reached our projected target values, including the Fund's largest position, IBM. The Fund also began to reduce its position in Xerox by the end of 1997. Several securities, including EDS and Cyprus Amax which failed to meet expectations in terms of earnings potential were also sold during the period.

     Investing the Fund's cash and new capital proved to be a challenging exercise during most of the year given the market's upward surges. Despite the market momentum we remained committed to our investment approach --investing only in those securities representing well-positioned large capitalization stocks which offer attractive earnings growth prospects which we determine to be significantly undervalued. As a result, Lipper took a conservative approach to investing the Fund's cash, opting to maintain larger than normal cash balances, primarily during the first half of the year.

     In the second half of 1997, we invested the Fund's assets in several well-positioned companies within the basic material, aerospace/defense, metals & mining and capital equipment sectors. We believe that these select holdings will reflect their inherent value over time as they benefit from both strong industry specific fundamentals, and company specific initiatives intended to improve revenues and operating efficiencies.

     The Fund has also increased its exposure to the banking sector--reflecting our view that select money center and super-regional institutions will continue to benefit from both consolidation within their industries, as well as a continued benign interest rate environment. Bank stock prices, however, temporarily came under pressure in late 1997 in response to the Asian financial crisis, which in turn, had a negative impact on the Fund's fourth quarter performance. Bank stock prices have since rebounded and the Fund's bank sector investments have since proved to be strong contributors to the Fund's overall performance in early 1998.

     The U.S. market as a whole over the next year will most likely be volatile as the impact of the Asian financial crisis filters into multinational corporate earnings figures. Many large capitalization stocks will likely be vulnerable at their current levels should the impact of the Asian crisis prove to be greater than currently estimated by economists and analysts. On a positive note, however, money will flow to those companies with sound valuations and strong earnings prospects. As a result, the market environment will likely prove to be much more selective and should benefit stock pickers and active managers over the broad market indices.

     The Lipper U.S. Equity Fund's current holdings continue to reflect our value orientation, representing primarily large capitalization companies which we believe have excellent long-term earnings prospects, even in the current market environment.

     The Lipper Funds remain dedicated to superior long-term results, which we believe are best achieved by adhering to a rigorous and consistently applied investment strategy designed to generate positive results and protect principal under various market conditions. We hope you find the enclosed report informative. We very much appreciate your participation in The Lipper Funds, Inc.

                                         Sincerely,



                                         /s/ KENNETH LIPPER
                                         ---------------------------------------
                                             Kenneth Lipper
                                             President and Chairman of the Board

                     THE LIPPER U.S. EQUITY FUND PERFORMANCE


       -----------------------------------------------------------------
                          Average Annual Total Return
                     for Periods Ended December 31, 1997*
       -----------------------------------------------------------------
                                              1 Year    Since Inception*
       -----------------------------------------------------------------
       Premier Shares                         18.96%         19.24%
       -----------------------------------------------------------------
       Retail Shares                          18.58%         19.15%
       -----------------------------------------------------------------
       Group Retirement Plan Shares           18.55%         19.17%
       -----------------------------------------------------------------


                    LIPPER U.S. EQUITY FUND--PREMIER SHARES*+

            Comparison of a $10,000 Investment in the Fund with the
                          Standard & Poor's 500 Index


                           Periods Ended December 31




                  [GRAPHICAL REPRESENTATION OF MOUNTAIN CHART]




+    The minimum investment for Premier Shares is $1,000,000.

     Past performance is not indicative of future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

* This chart illustrates comparative performance of $10,000 invested in Premier Shares of The Lipper U.S. Equity Fund with the Standard & Poor's ("S&P") 500 Index from the commencement of the Fund's investment operations on January 2, 1996, to December 31, 1997. The Lipper U.S. Equity Fund's Retail and Group Retirement Plan Shares were introduced on January 4, 1996. The Fund's performance assumes the reinvestment of all dividends and distributions. Fee waivers and reimbursements are currently in effect for the Fund without which total returns would have been lower.

     The comparative S&P 500 Index has not been adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Fund's performance. The fees, if reflected, would reduce the performance. The comparative index has been adjusted to reflect reinvestment of dividends on securities in the index.

     The S&P 500 Index is an unmanaged index composed of 400 industrial, 40 financial, 40 utilities and 20 transportation stocks. Please note that one cannot invest directly in an unmanaged index.

                             LIPPER U.S. EQUITY FUND
                            PORTFOLIO OF INVESTMENTS
                                DECEMBER 31, 1997


                                                        SHARES         VALUE+
                                                        ------      -----------
COMMON STOCKS (100.5%)
BASIC MATERIALS (5.0%)
   E.I. du Pont de Nemours and Company ..............   14,000      $   840,875
                                                                    -----------
METALS & MINING (4.7%)
   Nucor Corp. ......................................   16,500          797,156
                                                                    -----------
PHARMACEUTICALS (11.2%)
   Merck & Company ..................................    8,800          935,000
   Zeneca Group plc .................................    9,000          972,000
                                                                    -----------
                                                                      1,907,000
                                                                    -----------
AEROSPACE/DEFENSE (6.7%)
   Northrop Grumman Corp. ...........................    6,800          782,000
   Raytheon Co.--Class A ............................    7,255          357,760
                                                                    -----------
                                                                      1,139,760
                                                                    -----------
CAPITAL EQUIPMENT (5.1%)
   Deere & Company ..................................   15,000          874,688
                                                                    -----------
TELECOMMUNICATIONS/SATELLITE (14.3%)
   General Motors Corp., Class H ....................   12,900          476,494
 * Loral Space & Communications .....................   54,200        1,161,912
   Motorola, Inc. ...................................   13,900          793,169
                                                                    -----------
                                                                      2,431,575
                                                                    -----------
AG. BIO./LIFE SCIENCES (4.7%)
   Monsanto Company .................................   19,100          802,200
                                                                    -----------
BUSINESS SERVICES & RELATED (11.4%)
   First Data Corp. .................................   26,700          780,975
 * J.D. Edwards & Co. ...............................   12,000          354,000
   Olsten Corp. .....................................   53,000          795,000
                                                                    -----------
                                                                      1,929,975
                                                                    -----------
BANKS-MONEY CENTER (9.7%)
   Chase Manhattan Corp. ............................    8,600          941,700
   J.P. Morgan & Company, Inc. ......................    6,300          711,113
                                                                    -----------
                                                                      1,652,813
                                                                    -----------
BANKS-SUPER REGIONAL (7.9%)
   First Union Corp. ................................   12,000          615,000
   NationsBank Corp. ................................   12,000          729,750
                                                                    -----------
                                                                      1,344,750
                                                                    -----------
TECHNOLOGY (15.2%)
   Hewlett-Packard Co. ..............................   12,400          775,000
   Intel Corp. ......................................   11,500          807,516
 * Technology Solutions Co. .........................   30,500          804,437
   Xerox Corp. ......................................    2,600          191,912
                                                                    -----------
                                                                      2,578,865
                                                                    -----------
SPECIALTY MATERIALS (4.6%)
   Corning, Inc. ....................................   21,000          779,625
                                                                    -----------
TOTAL INVESTMENTS (100.5%) (COST $15,493,817) .......                17,079,282
                                                                    -----------
NET OTHER ASSETS AND LIABILITIES (-0.5%) ............                   (90,377)
                                                                    -----------
NET ASSETS (100%) ...................................               $16,988,905
                                                                    ===========
----------

+ See Note A to Financial Statements.

* Non-Income Producing Security.


    The accompanying notes are an integral part of the financial statements.

                             LIPPER U.S. EQUITY FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 1997


ASSETS:
 Investments, at value (Cost $15,493,817) (Note A) .............     $17,079,282
 Cash ..........................................................       2,527,565
 Dividends Receivable ..........................................          23,726
 Deferred Organization Costs (Note A) ..........................          56,446
 Prepaid Assets ................................................           1,410
                                                                     -----------
      TOTAL ASSETS .............................................      19,688,429
                                                                     -----------
LIABILITIES:
 Payable for Investments Purchased .............................       2,663,340
 Custodian Fees Payable ........................................           2,008
 Investment Advisory Fees Payable (Note B) .....................          10,959
 Administrative Fees Payable (Note C) ..........................           6,374
 Directors' Fees Payable (Note D) ..............................             812
 Distribution Fees Payable -- Retail Shares (Note E) ...........           2,810
 Shareholder Servicing Fees Payable -- Group
   Retirement Plan Shares (Note E) .............................           2,878
 Other Liabilities .............................................          10,343
                                                                     -----------
      TOTAL LIABILITIES ........................................       2,699,524
                                                                     -----------
NET ASSETS .....................................................     $16,988,905
                                                                     ===========
NET ASSETS CONSIST OF:
 Paid in Captial ...............................................     $14,612,494
 Undistributed Net Investment Income ...........................           1,837
 Accumulated Net Realized Gain .................................         789,109
 Unrealized Appreciation on Investments ........................       1,585,465
                                                                     -----------
                                                                     $16,988,905
                                                                     ===========
PREMIER SHARES:
 Net Assets ....................................................     $14,203,108
 Shares Issued and Outstanding ($.001 par value)
   (Authorized 3,333,333,333) ..................................       1,180,005
 Net Asset Value, Offering and Redemption Price Per Share ......     $     12.04
                                                                     ===========
RETAIL SHARES:
 Net Assets ....................................................     $   899,081
 Shares Issued and Outstanding ($.001 par value)
   (Authorized 3,333,333,333) ..................................          74,752
 Net Asset Value, Offering and Redemption Price Per Share ......     $     12.03
                                                                     ===========
GROUP RETIREMENT PLAN SHARES:
 Net Assets ....................................................     $ 1,886,716
 Shares Issued and Outstanding ($.001 par value)
   (Authorized 3,333,333,333) ..................................         157,155
 Net Asset Value, Offering and Redemption Price Per Share ......     $     12.01
                                                                     ===========


    The accompanying notes are an integral part of the financial statements.

                             LIPPER U.S. EQUITY FUND
                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997

INVESTMENT INCOME
 Dividends ......................................                    $  150,115
 Interest .......................................                       207,678
                                                                     -----------
    Total Income ................................                       357,793
                                                                     ----------
EXPENSES
 Investment Advisory Fees (Note B)
  Basic Fee .....................................     $  130,462
  Less: Fee Waived ..............................       (100,445)        30,017
                                                      ----------
 Administrative Fees (Note C) ...................                        73,478
 Directors' Fees (Note D) .......................                         2,849
 Distribution Fees - Retail Shares (Note E) .....                         2,180
 Shareholder Servicing Fees - Group
    Retirement Plan Shares (Note E) .............                         2,379
 Custodian Fees .................................                         7,347
 Professional Fees ..............................                         8,199
 Registration and Filing Fees ...................                        19,873
 Amortization  of Organization Costs
    (Note A) ....................................                        18,564
 Other Expenses .................................                         8,415
                                                                     ----------
    Total Expenses ..............................                       173,301
                                                                     ----------
    NET INVESTMENT INCOME .......................                       184,492
                                                                     ----------
NET REALIZED GAIN (LOSS) FROM:
 Investments sold ...............................                     2,801,832
 Written Options ................................                      (294,037)
                                                                     ----------
TOTAL NET REALIZED GAIN (LOSS) ..................                     2,507,795
                                                                     ----------
NET CHANGE IN UNREALIZED APPRECIATION/
   DEPRECIATION:
 Investments ....................................                       (41,288)
 Written Options ................................                         9,533
                                                                     ----------
NET CHANGE IN UNREALIZED APPRECIATION/
   DEPRECIATION .................................                       (31,755)
                                                                     ----------
TOTAL REALIZED GAIN AND NET CHANGE IN
 UNREALIZED APPRECIATION/DEPRECIATION ...........                     2,476,040
                                                                     ----------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS ......................                    $2,660,532
                                                                     ==========

    The accompanying notes are an integral part of the financial statements.

                             LIPPER U.S. EQUITY FUND
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                 FOR THE PERIOD
                                                                JANUARY 2, 1996*
                                                    YEAR ENDED      THROUGH
                                                   DECEMBER 31,   DECEMBER 31,
                                                      1997            1996
                                                  ------------- ----------------
INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS:
 Net Investment Income .......................    $   184,492     $   194,642
 Net Realized Gain ...........................      2,507,795         389,102
 Net Change in Unrealized
  Appreciation/Depreciation ..................        (31,755)      1,617,220
                                                  -----------     -----------
    Net Increase in Net Assets Resulting
       from Operations .......................      2,660,532       2,200,964
                                                  -----------     -----------
DISTRIBUTIONS:
PREMIER SHARES:
 From net investment income ..................       (171,940)       (197,998)
 In excess of net investment income ..........           --              (445)
 From net realized gains .....................     (1,364,816)       (352,126)
 In excess of net realized gains .............           --           (78,607)
RETAIL SHARES:
 From net investment income ..................         (8,737)         (8,629)
 From net realized gains .....................        (86,666)        (21,286)
 In excess of net realized gains .............           --            (3,826)
GROUP RETIREMENT PLAN SHARES:
 From net investment income ..................        (20,542)         (6,620)
 From net realized gains .....................       (181,951)        (15,690)
 In excess of net realized gains .............           --            (2,820)
                                                  -----------     -----------
    Total Distributions ......................     (1,834,652)       (688,047)
                                                  -----------     -----------
CAPITAL SHARE TRANSACTIONS (NOTE G):
PREMIER SHARES:
 Issued--Regular .............................      6,377,636      13,421,010
       --Distributions Reinvested ............      1,536,755         635,822
 Redeemed ....................................     (9,627,970)       (477,485)
                                                  -----------     -----------
    Net Increase (Decrease) in Premier
       Shares Transactions ...................     (1,713,579)     13,579,347
                                                  -----------     -----------
RETAIL SHARES:
 Issued--Regular .............................        574,703         538,500
       --Distributions Reinvested ............         95,403          29,915
 Redeemed ....................................       (437,479)           --
                                                  -----------     -----------
    Net Increase in Retail Shares
       Transactions ..........................        232,627         568,415
                                                  -----------     -----------
GROUP RETIREMENT PLAN SHARES:
 Issued--Regular .............................      1,780,338         380,652
       --Distributions Reinvested ............        202,493          22,310
 Redeemed ....................................       (502,495)           --
                                                  -----------     -----------
   Net Increase in Group Retirement
      Plan Shares Transactions ...............      1,480,336         402,962
                                                  -----------     -----------
Net Increase (Decrease) in Net Assets
   From Capital Share Transactions ...........           (616)     14,550,724
                                                  -----------     -----------
   TOTAL INCREASE ............................        825,264      16,063,641
                                                  -----------     -----------
NET ASSETS:
 Beginning of Period .........................     16,163,641         100,000
                                                  -----------     -----------
 End of Period (A) ...........................    $16,988,905     $16,163,641
                                                  ===========     ===========
(A) Includes undistributed (distributions
    in excess of) net investment income
    (loss) ...................................    $     1,837     $      (445)
                                                  ===========     ===========

----------
* Commencement of Operations.

    The accompanying notes are an integral part of the financial statements.

                             LIPPER U.S. EQUITY FUND
                              FINANCIAL HIGHLIGHTS
                        SELECTED PER SHARE DATA & RATIOS
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                                     GROUP         GROUP
                                         PREMIER        PREMIER         RETAIL        RETAIL      RETIREMENT    RETIREMENT
                                          SHARES         SHARES         SHARES        SHARES      PLAN SHARES   PLAN SHARES
                                       -----------    ------------   ------------  ------------   ------------  ------------
                                                       JANUARY 2,                   JANUARY 4,                   JANUARY 4,
                                        YEAR ENDED     1996** TO      YEAR ENDED    1996*** TO     YEAR ENDED    1996*** TO
                                       DECEMBER 31,   DECEMBER 31,   DECEMBER 31,  DECEMBER 31,   DECEMBER 31,  DECEMBER 31,
                                           1997           1996           1997          1996           1997          1996
                                       -----------    ------------   ------------  ------------   ------------  ------------
NET ASSET VALUE, BEGINNING OF PERIOD     $ 11.38        $ 10.00        $ 11.38       $ 10.00        $ 11.38       $ 10.00
                                         -------        -------        -------       -------        -------       -------
INCOME FROM INVESTMENT OPERATIONS:
 Net Investment Income (1) ..........       0.16           0.18           0.13          0.11           0.08          0.07
 Net Realized and Unrealized Gain
  on Investments ....................       1.96           1.81           1.95          1.86           2.00          1.91
                                         -------        -------        -------       -------        -------       -------
    Total From Investment Operations        2.12           1.99           2.08          1.97           2.08          1.98
                                         -------        -------        -------       -------        -------       -------
DISTRIBUTIONS:
 Net Investment Income ..............      (0.16)         (0.19)         (0.13)        (0.17)         (0.15)        (0.18)
 Net Realized Gain ..................      (1.30)         (0.34)         (1.30)        (0.34)         (1.30)        (0.34)
 In Excess of Net Realized Gain .....         --          (0.08)            --         (0.08)            --         (0.08)
                                         -------        -------        -------       -------        -------       -------
    Total Distributions .............      (1.46)         (0.61)         (1.43)        (0.59)         (1.45)        (0.60)
                                         -------        -------        -------       -------        -------       -------
NET ASSET VALUE, END OF PERIOD ......    $ 12.04        $ 11.38        $ 12.03       $ 11.38        $ 12.01       $ 11.38
                                         =======        =======        =======       =======        =======       =======
TOTAL RETURN (2) ....................      18.96%         19.81%         18.58%        19.62%         18.55%        19.69%
                                         =======        =======        =======       =======        =======       =======
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's) ...    $14,203        $15,098        $   899       $   613        $ 1,887       $   452
Ratios After Expense Waiver and/or
 Reimbursement:
  Expenses to Average Net Assets ....       1.10%          1.10%*         1.35%         1.35%*         1.35%         1.35%*
  Net Investment Income to Average
   Net Assets .......................       1.24%          1.68%*         0.96%         1.31%*         0.89%         1.29%*
Ratios Before Expense Waiver and/or
 Reimbursement
  Expenses to Average Net Assets ....       1.76%          2.28%*         2.01%         2.75%*         2.01%         2.39%*
  Net Investment Income to Average
   Net Assets .......................       0.58%          0.50%*         0.30%        (0.09)%*        0.25%         0.25%*
Portfolio Turnover Rate .............        145%           117%           145%          117%           145%          117%
Broker Commission Rate ..............    $0.0342        $0.0445        $0.0342       $0.0445        $0.0342       $0.0445


----------

*    Annualized

**   Commencement of Fund Operations

***  Initial offering of shares by the Fund

(1) The effect to net investment income per share of voluntarily waived fees and reimbursed expenses were:


                                               YEAR ENDED        PERIOD ENDED
                                           DECEMBER 31, 1997   DECEMBER 31, 1996
                                           -----------------   -----------------

   Premier Shares ........................       $0.08               $0.13
   Retail Shares .........................       $0.09               $0.12
   Group Retirement Plan Shares ..........       $0.06               $0.06

(2) Total return would have been lower had the Adviser not waived or reimbursed certain expenses during the periods shown. Total returns for periods of less than one year are not annualized.

    The accompanying notes are an integral part of the financial statements.

                             LIPPER U.S. EQUITY FUND
                          NOTES TO FINANCIAL STATEMENTS


     The Lipper Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940 as an open-end management investment company and was incorporated on August 22, 1995. As of December 31, 1997 the Company was comprised of three diversified portfolios: Lipper High Income Bond Fund, Lipper U.S. Equity Fund, and Prime Lipper Europe Equity Fund. These financial statements pertain to Lipper U.S. Equity Fund only. The financial statements of the remaining portfolios are presented separately. The Company offers the shares of each Fund in three classes: Premier Shares, Retail Shares and Group Retirement Plan Shares. Lipper U.S. Equity Fund (the "Fund") commenced investment operations on January 2, 1996.

     Lipper U.S. Equity Fund seeks capital appreciation by investing primarily in a diversified portfolio of common stocks of U.S. issuers with market capitalization in excess of $500 million.

A. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of significant accounting policies followed by the Fund which are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

     1. SECURITY VALUATION: Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price as of the close of the exchange on the day the valuation is made or, if no sale occurred on such day, at the mean of the closing bid and asked prices on such day. Price information on listed securities is taken from the exchange where the security is primarily traded. Over-the-counter and unlisted securities are valued at the bid price. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

     2. FEDERAL INCOME TAXES: It is the Fund's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

     At December 31, 1997 the cost of investments and unrealized appreciation (depreciation) of investments for Federal income tax purposes were:

                                                                      NET
        COST             APPRECIATION        (DEPRECIATION)      APPRECIATION
        ----             ------------        --------------      ------------
    $15,493,817           $1,767,714           $(182,249)         $1,585,465

     3. DISTRIBUTIONS TO SHAREHOLDERS: The Fund intends to distribute substantially all of its net investment income annually. Net realized capital gains, if any, will be distributed at least annually by the Fund. All distributions are recorded on ex-dividend date.

     Income and capital gains distributions are determined in accordance with U.S. Federal income tax regulations which may differ from generally accepted accounting principles. Those differences are primarily due to differing book and tax treatments for deferred organization costs.

     Permanent book and tax differences between U.S. Federal income tax regulations and generally accepted accounting principles may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

     4. PURCHASED AND WRITTEN OPTIONS: The Fund may purchase or write put and call options on securities, securities indices, currencies and other financial instruments. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, index or other instrument at the exercise price. The Fund may purchase a put option on a security to protect its holdings in the underlying instrument, or a similar instrument, against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The purchase of a call option on a security, index or other instrument might be intended to protect the

                             LIPPER U.S. EQUITY FUND
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. The Fund may purchase a put or call option to close out a written put or call option. This closing out would be in lieu of taking or making delivery of the underlying securities.

     Options contracts are valued daily and unrealized appreciation or depreciation is recorded based upon the last sales price on the principal exchange on which the option is traded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. Premiums received or paid from the writing or purchasing of options are offset against the proceeds of securities sold or added to the cost of securities purchased upon the exercise of the option. Upon expiration of a purchased or written option, the premium is recorded as a realized loss or gain, respectively. Possible losses on purchased options can not exceed the total premium paid.

     Use of written put and call options could result in losses to the Fund, force the purchase or sale of portfolio securities at inopportune times or for prices higher or lower than current market values, or cause the Fund to hold a security it might otherwise not purchase or sell. Losses which may result from the use of options will reduce the Fund's net asset value, and possibly income, and such losses may be greater than if options had not been used.

     During the year ended December 31, 1997, the Fund participated in writing call options. The Fund had option activity as follows:

                                                         NUMBER OF
                                                         CONTRACTS     PREMIUM
                                                         ---------     -------

Options outstanding at December 31,1996 ..........           348        $94,792
Options written during the year ..................         1,178        371,549
Options exercised during the year ................        (1,526)      (466,341)
                                                           -----        -------
Options outstanding as of December 31, 1997 ......            --        $    --
                                                           =====        =======

     5. ORGANIZATION COSTS: Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

     6. OTHER: Securities transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Expenses of the Company, which are not directly attributable to a Fund, are allocated among the Funds based on their relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. ADVISORY SERVICES: Lipper & Company, L.L.C. (the "Adviser") serves as the investment adviser to the Fund. Under the terms of the Investment Advisory Agreement (the "Agreement"), the Adviser provides investment advisory services for a fee calculated at an annual rate of 0.85% of the Fund's average daily net assets. From time to time, the Adviser may voluntarily waive, for a period of time, all or a portion of the fee to which it is entitled under its Agreement with the Fund. Until further notice, the Adviser has agreed to voluntarily waive fees and reimburse expenses to the extent necessary to maintain an annual operating expense ratio to net assets of not more than the following:

                                                  GROUP RETIREMENT
          PREMIER SHARES        RETAIL SHARES        PLAN SHARES
          --------------        -------------     ----------------
              1.10%                 1.35%                1.35%

C. ADMINISTRATIVE SERVICES: Chase Global Funds Services Company, a wholly owned subsidiary of The Chase Manhattan Bank ("Chase"), serves as the Company's administrator (the "Administrator") pursuant to an Administrative Agreement. Under the Administrative Agreement, the Administrator provides administrative, fund accounting, dividend disbursing and transfer agent services to the Company. As compensation for its services, the Company pays the Administrator a monthly fee at the annual rate of 0.20% of the Company's average daily net assets up to and including $200 million; 0.10% of the Company's average daily net assets in excess of $200 million up to and including $400 million and 0.05% of the Company's average daily net assets in excess of $400 million. The Fund is

                             LIPPER U.S. EQUITY FUND
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

subject to a minimum annual fee of $70,000 per year. Under a separate agreement, Chase also acts as the Company's custodian for the Fund's assets.

D. DIRECTORS' FEES: The Company pays each Director who is not a director, officer or employee of the Adviser or any of its affiliates, a fee of $8,000 per annum plus $500 per quarterly meeting attended and reimbursements for expenses incurred in attending Board meetings.

E. DISTRIBUTION SERVICES: Lipper & Company, L.P., an affiliate of the Adviser, serves as the Company's distributor (the "Distributor"). The Distributor is entitled to receive an annual distribution fee payable from the net assets of the Fund's Retail Shares of up to 0.25% of the average daily net assets of such Fund's Retail Shares. The Company has entered into shareholder servicing agreements with respect to the Fund's Group Retirement Plan Shares. Under such servicing agreements, each servicing agent will be entitled to receive from the net assets of the Fund's Group Retirement Plan Shares, an annual servicing fee of up to 0.25% of the average daily net assets of such Fund's Group Retirement Plan Shares for certain support services which supplement the services provided by the Company's administrator and transfer agent.

F. PURCHASES AND SALES: For the year ended December 31, 1997, the cost of purchases and proceeds of sales for investment securities other than long-term U.S. Government and short-term securities were:

                     PURCHASES                            SALES
                    -----------                        -----------
                    $21,226,205                        $16,510,668

     There were no purchases or sales of long-term U.S. Government securities.

G. OTHER: Capital share transactions for the Fund, by class of shares, were as follows:

                                                       YEARS ENDED DECEMBER 31,
                                                      -------------------------
                                                        1997             1996
                                                      -------         ---------

PREMIER SHARES (1):
Issued--Regular ............................          506,749         1,304,210
    Distributions Reinvested ...............          130,566            55,580
Redeemed ...................................         (783,489)          (43,611)
                                                      -------         ---------
Net Increase (Decrease) ....................         (146,174)        1,316,179
                                                      -------         ---------
RETAIL SHARES (2):
Issued--Regular ............................           48,391            51,245
    Distributions Reinvested ...............            8,112             2,619
Redeemed ...................................          (35,615)             --
                                                      -------         ---------
Net Increase (Decrease) ....................           20,888            53,864
                                                      -------         ---------
GROUP RETIREMENT PLAN SHARES (3):
Issued--Regular ............................          141,807            37,774
    Distributions Reinvested ...............           17,248             1,953
Redeemed ...................................          (41,627)             --
                                                      -------         ---------
Net Increase (Decrease) ....................          117,428            39,727
                                                      -------         ---------

----------

1.   Initial offering of Premier Shares commenced on January 2, 1996.

2.   Initial offering of Retail Shares commenced on January 4, 1996.

3.   Initial offering of Group Retirement Plan Shares commenced January 4, 1996.

H. OTHER: At December 31, 1997, the percentage of total shares outstanding held by record shareholders owning 10% or greater of the aggregate total shares for the Fund was as follows:

                    NO. OF                            %
                 SHAREHOLDERS                     OWNERSHIP
                 ------------                     ---------
                      2                             33.90%

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of Lipper U.S. Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Lipper U.S. Equity Fund (one of the Funds constituting The Lipper Funds, Inc., hereafter referred to as the "Fund") at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for the year then ended and for the period January 2, 1996 (commencement of operations) through December 31, 1996 and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
February 13, 1998

================================================================================

                         FEDERAL INCOME TAX INFORMATION
                                  (UNAUDITED)

     Lipper U.S. Equity Fund hereby designates $1,309,102 as 20% long-term capital gain dividend for the purpose of the dividend paid deduction on the Fund's Federal income tax return.

     For the Lipper U.S. Equity Fund in 1997, 11.31% of the distribution taxable as ordinary income, as reported on Form 1099-DIV, qualifies for the dividends received deduction for corporations.

BOARD OF DIRECTORS                   KENNETH LIPPER
                                     Director, President and Chairman

                                     STANLEY BREZENOFF
                                     Director

                                     MARTIN MALTZ
                                     Director

                                     IRWIN RUSSELL
                                     Director

INVESTMENT ADVISER                   Lipper & Company, L.L.C.
                                     101 Park Avenue, 6th floor
                                     New York, NY 10178
                                     (212) 883-6333

ADMINISTRATOR AND                    Chase Global Funds Services Company
TRANSFER AGENT                       73 Tremont Street, 9th floor
                                     Boston, MA 02108
                                     1-800-LIPPER9

CUSTODIAN                            The Chase Manhattan Bank
                                     770 Broadway
                                     New York, NY 10003

LEGAL COUNSEL                        Simpson Thacher & Bartlett
                                     425 Lexington Avenue
                                     New York, NY 10017

INDEPENDENT ACCOUNTANTS              Price Waterhouse LLP
                                     1177 Avenue of the Americas
                                     New York, NY 10036

                                                     ===========================
                                                        THE LIPPER FUNDS, INC.
                                                     ===========================


                                                 PRIME LIPPER EUROPE EQUITY FUND









Annual Report
================================================================================
                                                               December 31, 1997

                              =====================
                                TABLE OF CONTENTS
                              =====================



       Shareholder's Letter ....................................    1-3

       Portfolio of Investments ................................    4-7

       Statement of Assets and Liabilities .....................      8

       Statement of Operations .................................      9

       Statement of Changes in Net Assets ......................     10

       Financial Highlights ....................................     11

       Notes to Financial Statements ...........................  12-15

       Report of Independent Accountants .......................     16

       Tax Information .........................................     16

THE LIPPER FUNDS, INC.                                            ANNUAL REPORT
THE PRIME LIPPER EUROPE EQUITY FUND                           December 31, 1997

Dear Shareholder:

     We are pleased to present the Annual Report for The Prime Lipper Europe Equity Fund for the year ended December 31, 1997. The Prime Lipper Europe Equity Fund is one of three investment portfolios--along with The Lipper U.S. Equity Fund and The Lipper High Income Bond Fund--which comprise The Lipper Funds, Inc. Each of The Lipper Funds is made available to individual, institutional and group retirement plan investors through a separate class of shares. This report presents the financial statements and performance review of The Prime Lipper Europe Equity Fund for the year ended December 31, 1997.

                        PERFORMANCE AND PORTFOLIO REVIEW

     Performance as discussed below reflects the performance of the Fund's Premier class of shares. Performance for the Fund's Retail and Group Retirement Plan Shares (illustrated on page 3) differs from Premier Shares performance due to different inception dates and the higher class specific expenses associated with the Retail and Group Retirement Plan classes of shares.

THE PRIME LIPPER EfUROPE EQUITY FUND

     The Prime Lipper Europe Equity Fund seeks long-term capital appreciation through investment in a diversified portfolio consisting primarily of widely-traded, large capitalization European growth stocks. The Fund's investments are selected according to a highly disciplined and structured investment process which targets companies offering the potential for strong earnings growth and capital appreciation. Investments are selected based on a number of criteria including financial strength, competitive position, product lines, and services offered.

     The Prime Lipper Europe Equity Fund had another strong year in 1997, generating a total return net of fees and expenses of 18.83% for the year ended December 31, 1997. The Fund's performance compared favorably to the average performance of 17.04% of all European stock funds tracked by Morningstar, Inc. for the same twelve-month period. As with most European mutual funds, the Fund slightly underperformed its benchmark, the Morgan Stanley Capital International ("MSCI") Europe Index which posted a total return of 22.40% for the period. U.S. dollar-based performance was strong for the year despite a continued strengthening of the dollar against most European currencies. For example, the German mark lost approximately 14% over the twelve-month period.

     The European equity markets were strong throughout most of 1997, fueled by factors such as ongoing economic recovery, a general improvement in corporate earnings, and low inflation rates across the region. Investors also benefited from a growing realization that the economic and monetary union (EMU) will go ahead as planned on January 1, 1999. Corporate restructurings and merger and acquisition activity dramatically picked up across Europe during the year--driven by a trend towards cross-border consolidation and the need for many European companies to improve competitive positioning--both on a Pan-European and global basis. We believe the results of these initiatives will benefit investors for several years to come.

     European stock prices did come under pressure twice during 1997. In August, European investors grew concerned over both a decline occuring in the U.S. equity markets, as well as the potential for an increase in German interest rates in response to the dramatic appreciation of the U.S. dollar versus the German mark. This led to a temporary decline in the European equity markets of over 5.5% in August, a setback which was quickly recovered in the month of September. In October, the European markets declined, along with the rest of the world's markets--in reaction to the Asian economic and financial crisis. The markets were quick to recover, however, as investors refocused on Europe's economic recovery and continued strong earnings growth.

     The Prime Lipper Europe Equity Fund's 1997 performance was primarily due to stock selection as opposed to sector or country allocation, or due to currency hedging. Over the course of the year, the Fund's investments were highly diversified across twelve western European countries, representing approximately 25 industries, and between 67 and 80 individual securities.

     During 1997, we continued to position the Fund to benefit from the positive changes occurring throughout Europe, including EMU and the integration of the region by focusing on companies with high growth prospects in a sound financial position. We target those companies which offer competitive products or services, leading market share, and competent management which we believe will produce stable and visible earnings growth, superior to the market average.

     To date, the Fund has focused on select European companies such as banks and pharmaceuticals which we believe are positioned to successfully compete on both a regional and global basis by offering advanced and innovative products and services. The Fund is also invested in well-positioned data processing, communications, infrastructure and outsourcing companies which we believe are currently undergoing corporate restructuring in order to improve efficiency in operations and production. Several securities were also sold during the year where our analysis pointed to either a potential weakness in earnings growth, and/or the price of a security had already discounted the anticipated earnings growth.

     The Fund's country allocation decisions typically reflect the equity market capitalization across the region, with the United Kingdom representing the largest allocation at approximately 30% of the portfolio's assets. In 1997, the Fund was relatively neutral with respect to this allocation--with the exception of the 3rd Quarter when we reduced our exposure to German mark related countries due to concerns about an anticipated increase in interest rates. Given our outlook for 1998 of continued economic growth across the region, we do not anticipate any significant over or underweighting of any country relative to our normal allocation at this time.

     The outlook for Europe in 1998 is very positive as the equity markets are expected to benefit from improvements in corporate earnings growth--fueled by continued economic recovery, ongoing corporate restructuring and merger activity, and a relatively benign inflation and interest rate environment. As in the United States, the impact of the Asian crisis will not be fully discounted in European equity market valuations until the effects on corporate earnings become more apparent. Whereas this uncertainty may add some volatility to the markets, we believe the impact should be outweighed by the positive changes occurring throughout the region.

     We believe the prospects for The Prime Lipper Europe Equity Fund in 1998 are excellent. The Fund is well-positioned in strong growth stocks which should benefit from both the advancing economic cycle and Europe's progress toward political and economic unity.

     The Prime Lipper Europe Equity Fund remains dedicated to superior long-term results, which we believe are best achieved by adhering to a rigorous and consistently applied investment strategy designed to generate positive results and protect principal under various market conditions. We hope you find the enclosed report informative. We very much appreciate your participation in The Lipper Funds, Inc.

                                         Sincerely,

                                         /s/ KENNETH LIPPER
                                         -------------------------
                                         Kenneth Lipper
                                         President and Chairman of the Board

                 THE PRIME LIPPER EUROPE EQUITY FUND PERFORMANCE

                          AVERAGE ANNUAL TOTAL RETURN*
                       FOR PERIODS ENDED DECEMBER 31, 1997

                                     1 YEAR         5 YEAR    SINCE INCEPTION
                                     ------         ------    ---------------
 PREMIER SHARES                      18.83%         15.88%        12.59%
 RETAIL SHARES                       18.49%         15.79%        12.51%
 GROUP RETIREMENT PLAN SHARES        18.60%         15.79%        12.52%


                PRIME LIPPER EUROPE EQUITY FUND--PREMIER SHARES*+

    Comparison of a $10,000 Investment in the Fund with the MSCI Europe Index


                            PERIODS ENDED DECEMBER 31





                  [GRAPHICAL REPRESENTATION OF MOUNTAIN CHART]






Prime Lipper Europe Equity Fund Premier Shares               MSCI Europe Index

     + The minimum investment for Premier Shares is $1,000,000.

     Past performance is not indicative of future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

     * This chart illustrates comparative performance of $10,000 invested in Premier Shares of The Prime Lipper Europe Equity Fund with the Morgan Stanley Capital International (MSCI) Europe Index. The performance information presented reflects performance of a predecessor partnership for the period from commencement of the partnership's investment operations on January 13, 1992 through April 1, 1996. Also shown is the predecessor partnership's performance for the five year average annualized period and the performance of the Fund as a registered investment company for the period from April 1, 1996 through December 31, 1997. As a registered investment company under the Investment Company Act of 1940, ("the Act"), the Fund is subject to certain restrictions under the Act and the Internal Revenue Code (the "Code") to which its corresponding partnership was not subject. Had the partnership been registered under the Act and subject to the provisions of the Code, its investment performance may have been adversely affected.

     The Prime Lipper Europe Equity Fund's Retail and Group Retirement Plan Shares were introduced on April 11, and April 12, 1996, respectively. Performance information presented for the Retail and Group Retirement Plan Shares prior to their introduction dates reflects the performance of the Fund's Premier Shares which are not subject to the shareholder servicing or distribution fees borne by these classes of shares. The Fund's performance assumes the reinvestment of all dividends and distributions. Fee waivers and reimbursements are currently in effect for the Fund without which total returns would have been lower.

     The comparative MSCI Europe Index has not been adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Fund's performance. The fees, if reflected, would reduce the performance of the comparison index quoted. The comparative index has been adjusted to reflect reinvestment of dividends and disbursements on securities in the index.

     The MSCI Europe Index is an unmanaged index comprised of European common equities. Please note that one cannot invest directly in an unmanaged index.

                         PRIME LIPPER EUROPE EQUITY FUND
                            PORTFOLIO OF INVESTMENTS
                                DECEMBER 31, 1997

                                                        SHARES      VALUE+
                                                        ------      ------
COMMON AND PREFERRED STOCKS (96.9%)
BELGIUM (1.9%)
   Credit Communal Preferred de Belique-DEXIA ....      12,000   $ 1,611,292
                                                                 -----------
FINLAND (1.1%)
   Oyj Nokia AB, Preferred .......................      12,720       903,950
                                                                 -----------
FRANCE (10.5%)
   Carrefour Supermarche SA ......................       2,200     1,148,271
   Grand Qptical Photoservice ....................      21,800       897,221
   Promodes SA ...................................       3,300     1,369,698
   Sanofi S.A ....................................      10,030     1,117,038
   Scor S.A ......................................      20,500       980,701
   Sidel SA ......................................      17,000     1,127,493
   Societe Technip S.A ...........................      10,450     1,103,017
   Total S.A., B shares ..........................      10,520     1,145,379
                                                                 -----------
                                                                   8,888,818
                                                                 -----------
GERMANY (14.6%)
   Allianz Holding AG ............................       7,300     1,883,766
 * BHW Holding AG ................................      88,000     1,443,746
   Bayer AG ......................................      42,000     1,559,146
   Bayerische Motoren Werke AG ...................       1,550     1,159,418
   Dresdner Bank AG ..............................      33,500     1,523,998
   Mannesmann AG .................................       3,100     1,556,810
   Muenchener Rueckversicherungs-Gesellschaft AG..       4,300     1,635,727
   VEBA AG .......................................      23,570     1,605,764
                                                                 -----------
                                                                  12,368,375
                                                                 -----------
IRELAND (1.4%)
   Bank of Ireland ...............................      76,720     1,159,094
                                                                 -----------
ITALY (6.8%)
   ENI S.p.A .....................................     144,190       817,978
   Edison S.p.A ..................................      99,590       602,705
   Italgas S.p.A .................................     198,720       820,484
   Parmalat Finanziaria S.p.A ....................     538,612       770,730
   Societa Assicuratrice Industriale S.p.A .......      82,060       914,330
   Telecom Italia Mobile S.p.A ...................     210,080       970,167
   Telecom Italia S.p.A ..........................     143,730       918,610
                                                                 -----------
                                                                   5,815,004
                                                                 -----------
NETHERLANDS (8.6%)
   Aegon N.V .....................................      12,400     1,104,030
 * Baan Company, N.V .............................      31,600     1,034,992
   Getronics N.V .................................      26,000       828,491
   ING Groep NV., Certificate Shares .............      26,212     1,104,180
   Koninkliijke Ahold NV .........................      37,460       977,474
   VNU-Verenigde Nederlandse Uitgeversbedrijven...      40,000     1,128,595
   Wolters Kluwer NV .............................       8,600     1,111,005
                                                                 -----------
                                                                   7,288,767
                                                                 -----------

    The accompanying notes are an integral part of the financial statements.

                         PRIME LIPPER EUROPE EQUITY FUND
                      PORTFOLIO OF INVESTMENTS--(CONTINUED)
                                DECEMBER 31, 1997

                                                        SHARES      VALUE+
                                                        ------      ------
SPAIN (4.2%)
   Banco Santander SA .............................     22,000   $   734,680
   Corporacion Mapfre, Registered shares ..........     23,800       630,836
   Centros Comerciales Pryca S.A ..................     34,000       506,364
   Endesa S.A .....................................     25,500       452,549
   Gas Natural SDG ................................     10,800       559,769
   Sol Melia, S.A .................................     16,500       660,346
                                                                 -----------
                                                                   3,544,544
                                                                 -----------
SWEDEN (4.1%)
   Astra AIB, Class B .............................     80,520     1,354,753
   Ericsson LM, Class B ...........................     26,500       996,931
   Sandvik AB, Class B ............................     38,500     1,101,442
                                                                 -----------
                                                                  3,453,126
                                                                 -----------
SWITZERLAND (13.1%)
   Adecco S.A., Bearer ............................      3,700     1,074,284
   Julius Baer Holding AG, Bearer .................        700     1,300,562
   Nestle S.A., Registered ........................      1,050     1,575,792
   Novartis AG, Registered ........................        950     1,543,603
   Roche Holding AG, DRC ..........................        145     1,441,948
   Schweizerische Bankgesellschaft (UBS), Bearer...      1,500     2,171,946
   Zurich Versicherungsgesellschaft, Registered ...      4,250     2,027,972
                                                                 -----------
                                                                  11,136,107
                                                                 -----------
UNITED KINGDOM (30.6%)
   Abbey National plc .............................     91,620     1,644,713
   Boots plc ......................................    105,975     1,528,377
   British Telecom plc ............................    194,000     1,527,421
   Cadbury Schweppes plc ..........................    146,639     1,480,264
   Carlton Communications plc .....................    160,000     1,237,351
   Compass Group plc ..............................    117,000     1,441,925
   HSBC Holdings plc ..............................     39,500     1,013,904
   Lloyds TSB Group plc ...........................    122,323     1,584,010
   Marks & Spencer plc ............................    145,000     1,429,124
   Medeva plc .....................................    341,000       908,959
   Misys plc ......................................     52,000     1,574,332
   SEMA Group plc .................................     63,000     1,534,183
   Siebe plc ......................................     76,000     1,494,364
   SmithKline Beecham plc .........................    150,000     1,537,639
   Smiths Industries plc ..........................     98,000     1,367,404
   The Sage Group plc .............................    113,000     1,548,811
   Vodafone Group plc .............................    224,000     1,618,034
   Zeneca Group plc ...............................     44,000     1,547,149
                                                                 -----------
                                                                  26,017,964
                                                                 -----------
TOTAL INVESTMENTS (96.9%) (COST $68,087,087) ......               82,187,041
NET OTHER ASSETS AND LIABILITIES (3.1%) ...........                2,677,784
                                                                 -----------
NET ASSETS (100%) .................................              $84,864,825
                                                                 ===========
---------

+ See Note A to Financial Statements.
* Non-Income Producing Security.

    The accompanying notes are an integral part of the financial statements.

                         PRIME LIPPER EUROPE EQUITY FUND
                      PORTFOLIO OF INVESTMENTS--(CONTINUED)
                                DECEMBER 31, 1997

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

     Under the terms of foreign currency exchange contracts open at December 31,1997, the Fund is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars or foreign currency as indicated below:


                                                                                                          NET
    CURRENCY TO                              SETTLEMENT                                               UNREALIZED
      DELIVER                 VALUE             DATE            IN EXCHANGE FOR           VALUE       GAIN (LOSS)
    -----------              --------        ----------       -------------------        --------     -----------
  USD 190,960                $190,960         01/02/98        ESP      28,915,156        $189,707      $(1,253)
  USD 112,791                 112,791         01/05/98        ITL     198,297,000         112,156         (635)
                             --------                                                    --------      -------
                             $303,751                                                    $301,863      $(1,888)
                             ========                                                    ========      =======
  --------
   ESP   Spanish Peseta
   ITL   Italian Lira
   USD   U.S. Dollar



    The accompanying notes are an integral part of the financial statements.

                         PRIME LIPPER EUROPE EQUITY FUND
                      PORTFOLIO OF INVESTMENTS--(CONTINUED)
                                DECEMBER 31, 1997

            SUMMARY OF FOREIGN SECURITIES BY INDUSTRY CLASSIFICATION
                                   (UNAUDITED)

                                              PERCENT OF
                                                 NET
  INDUSTRY                                      ASSETS               VALUE
  --------                                    ----------             -----

Automobiles ..........................            1.4%            $ 1,159,418
Banking ..............................           16.7              14,187,945
Broadcast & Publishing ...............            4.1               3,476,950
Business & Public Services ...........            9.7               8,208,527
Chemicals ............................            1.8               1,559,146
Data Processing ......................            1.0                 828,491
Electrical/Electronics ...............            1.2                 996,931
Electrical/ Components/Instruments....            1.1                 903,950
Energy Sources .......................            2.3               1,963,357
Food & Household Products ............            4.5               3,826,785
Health & Personal Care ...............           11.1               9,451,089
Insurance ............................           12.1              10,281,543
Leisure & Tourism ....................            0.8                 660,346
Machinery & Engineering ..............            6.1               5,154,725
Merchandising ........................            8.2               6,959,308
Multi-Industry .......................            1.8               1,494,364
Recreation & Other Consumer Goods                 1.0                 897,221
Steel & Metals .......................            1.3               1,101,442
Telecommunications ...................            5.9               5,034,232
Utilities--Electric/Gas ..............            4.8               4,041,271
                                                -----             -----------
Total Investments ....................           96.9              82,187,041
Net Other Assets and Liabilities .....            3.1               2,677,784
                                                -----             -----------
Net Assets ...........................          100.0%            $84,864,825
                                                =====             ===========




    The accompanying notes are an integral part of the financial statements.


                        PRIME LIPPER EUROPE EQUITY FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 1997

ASSETS:
 Investments, at value (Cost $68,087,087) (Note A) ........................    $82,187,041
 Cash .....................................................................      2,818,318
 Interest Receivable ......................................................         32,070
 Dividends Receivable .....................................................        185,622
 Foreign Withholding Tax Reclaim Receivable ...............................         39,893
 Deferred Organization Costs (Note A) .....................................         61,065
 Prepaid Assets ...........................................................          7,366
                                                                               -----------
    TOTAL ASSETS ..........................................................     85,331,375
                                                                               -----------
LIABILITIES:
 Payable for Investments Purchased ........................................        301,863
 Custodian Fees Payable ...................................................          9,818
 Investment Advisory Fees Payable (Note B) ................................         78,440
 Administrative Fees Payable (Note C) .....................................         15,340
 Directors' Fees Payable (Note D) .........................................          3,944
 Distribution Fees Payable - Retail Shares (Note E) .......................          2,927
 Shareholder Servicing Fees Payable - Group Retirement Plan Shares
  (Note E) ...............................................................           1,351
 Unrealized Depreciation on Foreign Currency Contracts ....................          1,888
 Other Liabilities ........................................................         50,979
                                                                               -----------
    TOTAL LIABILITIES .....................................................        466,550
                                                                               -----------
NET ASSETS ................................................................    $84,864,825
                                                                               ===========

NET ASSETS CONSIST OF:
 Paid in Captial ..........................................................    $67,540,515
 Distributions in Excess of Net Investment Income .........................        (33,584)
 Accumulated Net Realized Gain ............................................      3,258,014
 Unrealized Appreciation on Investments and Foreign Currency
  Translations ............................................................     14,099,880
                                                                               -----------
                                                                               $84,864,825
                                                                               ===========
PREMIER SHARES:
 Net Assets ...............................................................    $82,787,543
 Shares Issued and Outstanding ($.001 par value) (Authorized
  3,333,333,333) ..........................................................      7,053,900
 Net Asset Value, Offering and Redemption Price Per Share .................    $     11.74
                                                                               ===========
RETAIL SHARES:

 Net Assets ...............................................................    $ 1,136,683
 Shares Issued and Outstanding ($.001 par value) (Authorized
  3,333,333,333) ..........................................................         96,887
 Net Asset Value, Offering and Redemption Price Per Share .................    $     11.73
                                                                               ===========
GROUP RETIREMENT PLAN SHARES:

 Net Assets ...............................................................    $   940,599
 Shares Issued and Outstanding ($.001 par value) (Authorized 3,333,333,333)         80,224
 Net Asset Value, Offering and Redemption Price Per Share .................    $     11.72
                                                                               ===========


     The accompanying notes are an integral part of the financial statements.

                         PRIME LIPPER EUROPE EQUITY FUND
                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997

INVESTMENT INCOME
 Dividends .......................................................  $ 1,597,770
 Interest ........................................................      138,158
 Less: Foreign Taxes Withheld ....................................     (195,272)
                                                                    -----------
    Total Income .................................................    1,540,656
                                                                    -----------
EXPENSES
 Investment Advisory Fees  (Note B) ..............................      837,255
 Administrative Fees (Note C) ....................................      170,709
 Directors' Fees (Note D) ........................................       14,010
 Distribution Fees - Retail Shares (Note E) ......................        2,356
 Shareholder Servicing Fees - Group Retirement Plan Shares
  (Note E) .......................................................        1,158
 Custodian Fees ..................................................       74,123
 Professional Fees ...............................................       44,487
 Registration and Filing Fees ....................................       20,907
 Amortization  of Organization Costs (Note A) ....................       18,569
 Other Expenses ..................................................       32,285
                                                                    -----------
    Total Expenses ...............................................    1,215,859
                                                                    -----------
    NET INVESTMENT INCOME ........................................      324,797
                                                                    -----------
NET REALIZED GAIN (LOSS) FROM:
 Investments sold ................................................   12,913,494
 Foreign Currency Transactions ...................................     (190,715)
                                                                    -----------
TOTAL NET REALIZED GAIN (LOSS) ...................................   12,722,779
                                                                    -----------
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION:
 Investments .....................................................      268,120
 Foreign Currency Translations ...................................       (4,567)
                                                                    -----------
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ...............      263,553
                                                                    -----------
TOTAL REALIZED GAIN AND NET CHANGE IN
 UNREALIZED APPRECIATION/DEPRECIATION ............................   12,986,332
                                                                    ===========
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS .......................................  $13,311,129
                                                                    ===========

    The accompanying notes are an integral part of the financial statements.

                                             PRIME LIPPER EUROPE EQUITY FUND
                                           STATEMENT OF CHANGES IN NET ASSETS

                                                                                              FOR THE PERIOD
                                                                                              APRIL 1, 1996*
                                                                              YEAR ENDED         THROUGH
                                                                             DECEMBER 31,      DECEMBER 31,
                                                                                 1997              1996
                                                                             ------------     -------------
INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS:
 Net Investment Income ...................................................   $   324,797       $   217,605
 Net Realized Gain .......................................................    12,722,779         2,536,039
 Net Change in Unrealized
  Appreciation/Depreciation ..............................................       263,553         6,248,392
                                                                             -----------       -----------
    Net Increase in Net Assets Resulting from Operations .................    13,311,129         9,002,036
                                                                             -----------       -----------
DISTRIBUTIONS:
PREMIER SHARES:
 From net investment income ..............................................      (142,928)         (112,430)
 In excess of net investment income ......................................       (33,407)           (8,968)
 From net realized gains .................................................    (9,927,607)       (2,105,589)
RETAIL SHARES:
 From net investment income ..............................................           (62)             (583)
 In excess of net investment income ......................................           (15)              --
 From net realized gains .................................................      (136,371)          (24,560)
GROUP RETIREMENT PLAN SHARES:
 From net investment income ..............................................          (693)             (180)
 In excess of net investment income ......................................          (162)              --
 From net realized gains .................................................      (109,302)           (6,483)
                                                                             -----------       -----------
    Total Distributions ..................................................   (10,350,547)       (2,258,793)
                                                                             -----------       -----------
CAPITAL SHARE TRANSACTIONS (NOTES G AND H):
PREMIER SHARES:
 Issued--Regular .........................................................    16,358,781        11,734,044
    --Distributions Reinvested ...........................................    10,081,098         2,231,361
    --Contribution from Partnerships .....................................           --         47,208,423
 Redeemed ................................................................    (9,510,532)       (4,901,018)
                                                                             -----------       -----------
    Net Increase in Premier Shares Transactions ..........................    16,929,347        56,272,810
                                                                             -----------       -----------
RETAIL SHARES:
 Issued--Regular .........................................................       367,267           533,316
    --Distributions Reinvested ...........................................       136,448            20,769
 Redeemed ................................................................       (12,548)              --
                                                                             -----------       -----------
    Net Increase in Retail Shares Transactions ...........................       491,167           554,085
                                                                             -----------       -----------
GROUP RETIREMENT PLAN SHARES:
 Issued--Regular .........................................................       957,709           168,832
    --Distributions Reinvested ...........................................       110,157             6,664
 Redeemed ................................................................      (329,771)              --
                                                                             -----------       -----------
    Net Increase in Group Retirement Plan Shares Transactions ............       738,095           175,496
                                                                             -----------       -----------
Net Increase in Net Assets From Capital Share Transactions ...............    18,158,609        57,002,391
                                                                             -----------       -----------
   TOTAL INCREASE ........................................................    21,119,191        63,745,634
                                                                             -----------       -----------
NET ASSETS:
 Beginning of Period .....................................................    63,745,634               --
                                                                             -----------       -----------
End of Period (A) ........................................................   $84,864,825       $63,745,634
                                                                             ===========       ===========
(A) Includes (distributions in excess of) net investment
  income                                                                     $   (33,584)      $    (8,968)
                                                                             ===========       ===========

----------
* Commencement of Operations.

        The accompanying notes are an integral part of the financial statements.

                         PRIME LIPPER EUROPE EQUITY FUND
                              FINANCIAL HIGHLIGHTS
                        SELECTED PER SHARE DATA & RATIOS
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                                    GROUP          GROUP
                                          PREMIER       PREMIER        RETAIL        RETAIL       RETIREMENT     RETIREMENT
                                          SHARES        SHARES         SHARES        SHARES       PLAN SHARES    PLAN SHARES
                                       ------------  ------------   ------------  ------------   ------------   ------------
                                                       APRIL 1,                     APRIL 11,                     APRIL 12,
                                        YEAR ENDED     1996** TO     YEAR ENDED    1996*** TO     YEAR ENDED     1996*** TO
                                       DECEMBER 31,  DECEMBER 31,   DECEMBER 31,  DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                           1997          1996           1997          1996           1997           1996
                                       ------------  ------------   ------------  ------------   ------------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD ..   $11.25        $10.00         $11.25         $9.93         $11.24          $9.92
                                          ------        ------         ------        ------         ------         ------
INCOME FROM INVESTMENT OPERATIONS:
 Net Investment Income(1) .............     0.05          0.04           0.02         (0.01)          0.03          (0.02)
 Net Realized and Unrealized Gain
  on Investments ......................     2.06          1.62           2.05          1.73           2.05           1.74
                                          ------        ------         ------        ------         ------         ------
    Total From Investment Operations ..     2.11          1.66           2.07          1.72           2.08           1.72
                                          ------        ------         ------        ------         ------         ------
DISTRIBUTIONS:
 Net Investment Income ................    (0.03)        (0.02)            --         (0.01)         (0.01)         (0.01)
 In Excess of Net Investment Income ...    (0.00)+          --          (0.00)+          --          (0.00)+         --
 Net Realized Gain ....................    (1.59)        (0.39)         (1.59)        (0.39)         (1.59)         (0.39)
                                          ------        ------         ------        ------         ------         ------
     Total Distributions ..............    (1.62)        (0.41)         (1.59)        (0.40)         (1.60)         (0.40)
                                          ------        ------         ------        ------         ------         ------
NET ASSET VALUE, END OF PERIOD ........   $11.74        $11.25         $11.73        $11.25         $11.72         $11.24
                                          ======        ======         ======        ======         ======         ======
TOTAL RETURN (2) ......................    18.83%        16.68%         18.49%        17.37%         18.60%         17.40%
                                          ======        ======         ======        ======         ======         ======
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's) .....  $82,787       $62,942         $1,137          $609           $941           $195
Ratios After Expense Waiver and/or
 Reimbursement:
Expenses to Average Net Assets ........     1.59%         1.60%*         1.84%         1.85%*        1.84%           1.85%*
  Net Investment Income to Average
   Net Assets .........................     0.43%         0.53%*         0.16%        (0.13)%*       0.34%          (0.43)%*
Ratios Before Expense Waiver and/or
 Reimbursement.
  Expenses to Average Net Assets ......     1.59%         1.78%*         1.84%         2.07%*         1.84%          2.04%*
  Net Investment Income to Average
   Net Assets .........................     0.43%         0.35%*         0.16%        (0.35)%*        0.34%         (0.62)%*
Portfolio Turnover Rate ...............       71%            34%           71%           34%            71%            34%
Broker Commission Rate ................  $0.0571        $0.0746       $0.0571       $0.0746        $0.0571        $0.0746

----------
  *  Annualized
 **  Commencement of Fund Operations
***  Initial offering of shares by the Fund

  +   Amount is less than $0.01 per share.

(1) The effect to net investment income per share of voluntarily waived fees and reimbursed expenses were:
                                                   PERIOD ENDED
                                                 DECEMBER 31, 1996
                                                 -----------------
       Premier Shares ...........................      $0.01
       Retail Shares ............................      $0.02
       Group Retirement Plan Shares .............      $0.01

(2) Total return would have been lower had the Adviser not waived or reimbursed certain expenses during the periods shown. Total returns for periods of less than one year are not annualized.

    The accompanying notes are an integral part of the financial statements.

                         PRIME LIPPER EUROPE EQUITY FUND
                          NOTES TO FINANCIAL STATEMENTS

     The Lipper Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940 as an open-end management investment company and was incorporated on August 22, 1995. As of December 31, 1997 the Company was comprised of three diversified portfolios: Lipper High Income Bond Fund, Lipper U.S. Equity Fund, and Prime Lipper Europe Equity Fund. These financial statements pertain to Prime Lipper Europe Equity Fund only. The financial statements of the remaining Funds are presented separately. The Company offers the shares of each Fund in three classes: Premier Shares, Retail Shares and Group Retirement Plan Shares. Prime Lipper Europe Equity Fund (the "Fund") was funded on April 1, 1996 with a contribution of securities to the Fund from a corresponding limited partnership (see Note G).

     Prime Lipper Europe Equity Fund seeks capital appreciation by investing primarily in a diversified portfolio of common stocks of issuers located in Europe that have strong levels of growth based on such factors as liquidity, financial strength, earnings growth, industry position and management.

A. SIGNIFICANT ACCOUNTING POLICIES. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

     1. SECURITY VALUATION: Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price as of the close of the exchange on the day the valuation is made or, if no sale occurred on such day, at the mean of the closing bid and asked prices on such day. Price information on listed securities is taken from the exchange where the security is primarily traded. Over-the-counter and unlisted securities are valued at the bid price. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

     2. FEDERAL INCOME TAXES: It is the Fund's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or repatriated and are accrued when the related income is earned.

     Net capital and net currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the period from November 1, 1997 to December 31, 1997 the Fund incurred and elected to defer until January 1, 1998 for U.S. Federal income tax purposes net currency losses of approximately $35,274.

     At December 31, 1997 the cost of investments and unrealized appreciation (depreciation) of investments for Federal income tax purposes were:

                                                             NET
           COST         APPRECIATION    (DEPRECIATION)   APPRECIATION
        -----------     ------------    --------------   ------------
        $68,131,582     $14,994,369       $(938,910)      $14,055,459

     3. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars quoted by a major U.S. or foreign bank. Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. Pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. Federal income tax purposes.

                         PRIME LIPPER EUROPE EQUITY FUND
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, dispositions of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Asset and Liabilities. The change in net unrealized currency gains (losses) for the period is reflected in the Statement of Operations.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

     4. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into forward foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A forward foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the forward rate and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses, when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

     5. DISTRIBUTIONS TO SHAREHOLDERS: The Fund intends to distribute substantially all of its net investment income annually. Net realized capital gains, if any, will be distributed at least annually by the Fund. All distributions are recorded on ex-dividend date.

     Income and capital gains distributions are determined in accordance with U.S. Federal income tax regulations which may differ from generally accepted accounting principles. Those differences are primarily due to differing book and tax treatments for deferred organization costs, foreign currency transactions, post-October losses and losses due to wash sales transactions.

     Permanent book and tax differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), undistributed realized net gain (loss) and paid in capital.

     6. ORGANIZATION COSTS: Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

     7. OTHER: Securities transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Expenses of the Company, which are not directly attributable to a Fund, are allocated among the Funds based on their relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

     B. ADVISORY SERVICES: Prime Lipper Asset Management (the "Adviser") serves as the investment adviser to the Fund. Under the terms the Investment Advisory Agreement (the "Agreement"), the Adviser provides investment advisory services for a fee calculated at an annual rate of 1.10% of the Fund's average daily net assets. From time to time, the Adviser may voluntarily waive, for a period of time, all or a portion of the fee to which it is entitled under its

                         PRIME LIPPER EUROPE EQUITY FUND
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

Agreement with the Fund. Until further notice, the Adviser has agreed to voluntarily waive fees and reimburse expenses to the extent necessary to maintain an annual operating expense ratio to net assets of not more than the following:

                                                   GROUP
           PREMIER SHARES   RETAIL SHARES   RETIREMENT PLAN SHARES
           --------------   -------------   ----------------------
               1.60%            1.85%              1.85%

     C. ADMINISTRATIVE SERVICES: Chase Global Funds Services Company, a wholly owned subsidiary of The Chase Manhattan Bank ("Chase"), serves as the Company's administrator (the "Administrator") pursuant to an Administrative Agreement. Under the Administrative Agreement, the Administrator provides administrative, fund accounting, dividend disbursing and transfer agent services to the Company. As compensation for its services, the Company pays the Administrator a monthly fee at the annual rate of 0.20% of the Company's average daily net assets up to and including $200 million; 0.10% of the Company's average daily net assets in excess of $200 million up to and including $400 million and 0.05% of the Company's average daily net assets in excess of $400 million. The Fund is subject to a minimum annual fee of $70,000 per year. Under a separate agreement, Chase also acts as the Company's custodian for the Fund's assets.

D. DIRECTORS' FEES: The Company pays each Director who is not a director, officer or employee of the Adviser or any of its affiliates, a fee of $8,000 per annum plus $500 per quarterly meeting attended and reimbursements for expenses incurred in attending Board meetings.

E. DISTRIBUTION SERVICES: Lipper & Company, L.P., an affiliate of the Adviser, serves as the Company's distributor (the "Distributor"). The Distributor is entitled to receive an annual distribution fee payable from the net assets of the Fund's Retail Shares of up to 0.25% of the average daily net assets of such Fund's Retail Shares. The Company has entered into shareholder servicing agreements with respect to the Fund's Group Retirement Plan Shares. Under such servicing agreements, each servicing agent will be entitled to receive from the net assets of the Fund's Group Retirement Plan Shares, an annual servicing fee of up to 0.25% of the average daily net assets of such Fund's Group Retirement Plan Shares for certain support services which supplement the services provided by the Company's administrator and transfer agent.

F. PURCHASES AND SALES: For the year ended December 31, 1997, the cost of purchases and proceeds of sales for investment securities other than long-term U.S. Government and short-term securities were:

                       PURCHASES              SALES
                       ---------              -----
                      $58,073,162         $51,581,022

     There were no purchases or sales of long-term U.S. Government securities.

     G. LIMITED PARTNERSHIP TRANSFERS: The Fund was formed as a successor investment vehicle for a limited partnership (the "Partnership") for which the Adviser acted as general partner and investment adviser since inception. On April 1, 1996, the Fund exchanged Premier Shares for portfolio securities of the Partnership (the "Transfer"). Premier Shares issued by the Fund in the Transfer were issued at the net asset value of Premier Shares prior to the Transfer. Premier Shares received in the Transfer have been distributed to the Partnership's limited partners who elected to participate in the Transfer. Securities valued at $50,208,413 at the date of Transfer with unrealized appreciation of $7,587,935 were contributed to the Fund on a tax free basis. To the extent that the Fund acquired securities in the Transfer that had appreciated in value from the date originally acquired by its corresponding Partnership, the Transfer may have adverse tax consequences to investors who subsequently acquire shares of the Fund.

                         PRIME LIPPER EUROPE EQUITY FUND
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

H. OTHER: Capital share transactions for the Fund, by class of shares, were as follows:

                                                       YEARS ENDED DECEMBER 31,
                                                       ------------------------
                                                          1997         1996
                                                          ----         ----
PREMIER SHARES (1):
Issued--Regular ...................................   1,398,901     1,142,688
  --Distributions Reinvested ......................     857,040       201,933
  --Contribution from Partnerships ................         --      4,720,842
Redeemed ..........................................    (796,803)     (470,701
                                                      ---------     ---------
Net Increase (Decrease) ...........................   1,459,138     5,594,762
                                                      ---------     ---------
RETAIL SHARES (2):
Issued--Regular ...................................      32,120        52,290
  --Distributions Reinvested ......................      11,602         1,879
Redeemed ..........................................      (1,004)          --
                                                      ---------     ---------
Net Increase (Decrease) ...........................      42,718        54,169
                                                      ---------     ---------
GROUP RETIREMENT PLAN SHARES (3):
Issued--Regular ...................................      80,068        16,711
  --Distributions Reinvested ......................       9,385           604
Redeemed ..........................................     (26,544)          --
                                                      ---------     ---------
Net Increase (Decrease) ...........................      62,909        17,315
                                                      ---------     ---------
----------
1. Initial offering of Premier Shares commenced on April 1, 1996.
2. Initial offering of Retail Shares commenced on April 11, 1996.
3. Initial offering of Group Retirement Plan Shares commenced on April 12, 1996.

I. OTHER: At December 31, 1997, the percentage of total shares outstanding held by record shareholders owning 10% or greater of the aggregate total shares for the Fund was as follows:

                          NO. OF              %
                       SHAREHOLDERS       OWNERSHIP
                       ------------       ---------
                            1               10.87%

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of Prime Lipper Europe Equity Funds:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prime Lipper Europe Equity Fund (one of the Funds constituting The Lipper Funds, Inc., hereafter referred to as the "Fund") at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for the year then ended and for the period April 1, 1996 (commencement of operations) through December 31, 1997 and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
February 13, 1998

--------------------------------------------------------------------------------

                         FEDERAL INCOME TAX INFORMATION

                                   (UNAUDITED)

     Prime Lipper Europe Equity Fund hereby designates $2,856,200 as 28% and $6,853,331 as 20% long-term capital gain dividends for the purpose of the dividend paid deduction on the Fund's Federal income tax return.

     Foreign taxes paid during the year ended December 31, 1997, amounting to $195,272 for the Prime Lipper Europe Equity Fund, are expected to be passed through to shareholders as foreign tax credits on Form 1099-DIV. In addition, for the year ended December 31, 1997, gross income derived from sources within foreign countries amounted to $1,735,928 for Prime Lipper Europe Equity Fund.

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BOARD OF DIRECTORS                 KENNETH LIPPER
                                   Director, President and Chairman

                                   STANLEY BREZENOFF
                                   Director

                                   MARTIN MALTZ
                                   Director

                                   IRWIN RUSSELL
                                   Director

INVESTMENT ADVISER                 Prime Lipper Asset Management
                                   101 Park Avenue, 6th floor
                                   New York, NY 10178
                                   (212) 883-6333

ADMINISTRATOR AND                  Chase Global Funds Services Company
TRANSFER AGENT                     73 Tremont Street, 9th floor
                                   Boston, MA 02108
                                   1-800-LIPPER9

CUSTODIAN                          The Chase Manhattan Bank
                                   770 Broadway
                                   New York, NY 10003

LEGAL COUNSEL                      Simpson Thacher & Bartlett
                                   425 Lexington Avenue
                                   New York, NY 10017

INDEPENDENT ACCOUNTANTS            Price Waterhouse LLP
                                   1177 Avenue of the Americas
                                   New York, NY 10036